Exhibit 1.1

LINX S.A.

Common Shares

including in the form of ADSs without par value

INTERNATIONAL UNDERWRITING AND PLACEMENT FACILITATION AGREEMENT

June [25], 2019

Linx S.A.
Avenida Doutora Ruth Cardoso, 7221
São Paulo, SP 04525-902
Brazil

Dear Sirs:

1.                                      Introductory.  Linx S.A. (the “Company”), a corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil (“Brazil”) and BNDES Participações S.A. - BNDESPAR, as shareholder of the Company (the “Selling Shareholder”) propose to sell to Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Jefferies LLC, Itau BBA USA Securities, Inc. and BofA Securities, Inc. (collectively, the “Representatives”), on behalf and acting as representatives of the several Underwriters identified in Schedule A hereto (each an “International Underwriter”), pursuant to this international underwriting and placement facilitation agreement (the “Agreement”), an aggregate of [29,274,601] common shares, without par value, issued by the Company in the form of American Depositary Shares (“ADSs”), each ADS representing one common share, without par value, of the Company (such common shares, in the form of ADSs, being hereinafter referred to as the “Firm ADSs”).

The Company is also granting to the International Underwriters an option, exercisable upon the mutual agreement of the International Underwriters, and upon prior written notice from the Representatives to the other International Underwriters and the Company, at any time for a period of 30 days from, but not including, the date hereof, to purchase up to 4,391,190 common shares in the form of ADSs, each ADS representing one common share, without par value, of the Company (such common shares in the form of ADSs, the “Optional ADSs”), minus the number of ADSs equivalent to the number of Optional Shares (as defined below) sold by the Company as a result of the exercise by the Brazilian Stabilization Agent (as defined below) of its option regarding such Optional Shares under the Brazilian Underwriting Agreement (as defined below), on the terms and subject to the conditions set forth below. The Firm ADSs and the Optional ADSs are herein collectively referred to as the “Offered ADSs.”

The Offered ADSs purchased by the International Underwriters will be issued by The Bank of New York Mellon (the “ADS Depositary”) and may be evidenced by American Depositary Receipts (“ADRs”) pursuant to the Deposit Agreement, dated as of April 29, 2019 (the “ADS Deposit Agreement”), among the Company, the ADS Depositary, and all holders and beneficial owners of the ADSs issued thereunder. The common shares, without par value, of the Company represented by the Offered ADSs are hereinafter referred to as the “Underlying Shares.”

In addition to the ADSs sold pursuant to this Agreement, the Company and the Selling Shareholder are concurrently entering into a certain Contrato de Coordenação, Garantia Firme de Liquidação e Distribuição de Ações Ordinárias de Emissão de Linx S.A. (the “Brazilian Underwriting Agreement”) dated the date hereof, among the Company, the Selling Shareholder and Goldman Sachs do Brasil Banco Múltiplo S.A., Banco Morgan Stanley S.A., Banco Itaú BBA S.A. and Bank of America Merrill Lynch Banco Múltiplo S.A. (collectively, the “Brazilian Underwriters”) and B3 S.A. — Brasil, Bolsa, Balcão (“B3”), providing for the sale by the Company and the Selling Shareholder of an aggregate of 29,274,601 common shares, without par value, of the Company (the “Firm Shares”). The Brazilian Underwriting Agreement provides for an option of 4,391,190 (the “Brazilian Stabilization Agent”), exercisable upon notice to the other Brazilian Underwriters to cause the Company to sell an aggregate of not more than 4,391,190 additional common shares, without par value, of the Company, minus the number of Underlying Shares underlying the Optional ADS sold by the Company as a result of the exercise by International Underwriters of their option regarding such Optional ADSs under this Agreement (the “Optional Shares” and, together with the Firm

Shares, the “Offered Shares”). The Offered Shares and the Underlying Shares are referred to collectively herein as the “Common Shares.” The Common Shares and the Offered ADSs are referred to collectively herein as the “Offered Securities.”

In connection with the offer and sale of the Offered Shares pursuant to the Brazilian Underwriting Agreement, the Company has prepared a Portuguese-language Brazilian preliminary prospectus, dated June 4, 2019, which incorporates by reference a Formulário de Referência, to be distributed in connection with the offer and sale of the Offered Shares in Brazil (the “Preliminary Brazilian Prospectus”), a Portuguese language final prospectus, dated as of the date hereof, which incorporates by reference a Formulário de Referência, to be distributed in connection with the offer and sale of the Offered Shares in Brazil (the “Final Brazilian Prospectus” and, together with the Preliminary Brazilian Prospectus, each a “Brazilian Prospectus” and, together, the “Brazilian Prospectuses”).

The Company and the Selling Shareholder understand that the Brazilian Underwriters have appointed Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Jefferies LLC, Itau BBA USA Securities, Inc. and BofA Securities, Inc. (collectively, the “Agents”) as their placement agents for the facilitation of the placement of the Offered Shares outside Brazil, including the United States. The Offered Shares purchased by investors not residing in Brazil will be placed outside Brazil by the International Underwriters (as placement agents) and will be settled in Brazil and paid for in Brazilian reais and their offer is being underwritten by the Brazilian Underwriters pursuant to the Brazilian Underwriting Agreement. It is understood that investors residing outside Brazil may purchase the Offered Shares if they comply with the registration requirements established by the Brazilian Monetary Council (Conselho Monetário Nacional), the Brazilian Securities Commission (Comissão de Valores Mobiliários, the “CVM”) and the Brazilian Central Bank (Banco Central do Brasil, the “Central Bank”), each as applicable.

The offering of the Offered ADSs and the placement of the Offered Shares to persons outside of Brazil by the International Underwriters are referred to collectively herein as the “International Offering.” The offering of Offered Shares by the Brazilian Underwriters to persons in Brazil is referred to herein as the “Brazilian Offering.”  The International Offering and the Brazilian Offering are subject to the reallocation provisions set forth in Section 4 hereof. The International Offering and the Brazilian Offering are referred to collectively herein as the “Global Offering.”

The International Underwriters hereby propose to the Company and the Selling Shareholder, and the Company and the Selling Shareholder hereby confirm their agreement with the several International Underwriters, concerning the offering, purchase and sale of the Firm ADSs, including the Underlying Shares, and the Optional ADSs (in this case, with respect to the Company only), including the underlying Optional Shares, respectively, and with the International Underwriters concerning the placement of the Offered Shares outside Brazil, as follows:

2.                                      Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with each of the International Underwriters that:

(a)                                 Registration Statement, Pricing Prospectus and Prospectus.  A registration statement on Form F-1 (File No. 333-231796) (the “Initial Registration Statement”) in respect of the Common Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or any Rule 462(b) Registration Statement has been issued and, to the Company’s knowledge, no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Securities Act is hereinafter called a “Preliminary Prospectus”; the various parts of the Initial Registration Statement and any Rule 462(b) Registration Statement, including all exhibits thereto and including the information contained in the form of a final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act in accordance with Section 5(a) thereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of any such Rule 462(b) Registration Statement became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the International Offering that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 2(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the “Prospectus”; any reference herein to the Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 5 of Form F-1 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or Prospectus, as the case may be; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act is hereinafter called a “Section 5(d) Communication”; and any Section 5(d) Communication that is a written communication within the meaning of Rule 405 under the Securities Act is hereinafter called a “Section 5(d) Writing” and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act relating to the Common Shares is hereinafter called an “Issuer Free Writing Prospectus”).

(b)                                 No Stop Order. (A) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (B) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(c) of this Agreement).

(c)                                  Pricing Disclosure Package. For the purposes of this Agreement, the “Applicable Time” is [•] p.m., Eastern Time, on the date of this Agreement; the Pricing Prospectus, as supplemented by the information listed on Schedule B(iii) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4 of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Section 5(d) Writing does not include any statement that conflicts with the information contained in each of the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package and the Prospectus, and each Issuer Free Writing Prospectus and each Section 5(d) Writing, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information.

(d)                                 No Untrue Statement of a Material Fact. (i) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus on the date when such prospectus, amendment or supplement is filed will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, (ii) the Registration Statement and any further amendments to the Registration Statement do not and will not, as of the applicable effective date as to each part of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and any further supplements to the Prospectus do not and will not, as of the applicable filing date as to the Prospectus and any supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information.

(e)                                  Form F-6. A registration statement on Form F-6 (File No. 333-232046) in respect of the ADSs has been filed with the Commission; such registration statement, in the form heretofore delivered to the Representatives, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been, to the Company’s knowledge, initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto and documents incorporated by reference therein, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects, to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f)                                   Form 8-A. A registration statement on Form 8-A (File No. [•]) in respect of the registration of the Underlying Shares and ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission and has been declared effective by the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been, to the Company’s knowledge, initiated or threatened by the Commission; and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(g)                                  Good Standing of the Company.  The Company has been duly incorporated and is a validly existing corporation (sociedade anônima) under the laws of Brazil, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing (where such concept is applicable) in all other jurisdictions in which its ownership or leasing of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing (where such concept is applicable) would not individually or in the aggregate have a Material Adverse Effect.  For purposes of this Agreement, the term “Material Adverse Effect” shall mean any material adverse change or effect, in or affecting (i) the condition (financial or otherwise), business, prospects, properties, management or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the ability of the Company (or the Selling Shareholder, as the case may be) to perform its obligations under the Transaction Documents (as defined below) to which each person is a party, including the issuance and sale of the Common Shares, or to consummate the transactions contemplated in the Pricing Disclosure Package and the Prospectus, as the case may be.

(h)                                 Subsidiaries.  Each subsidiary of the Company has been duly incorporated or organized, as applicable, and is validly existing under applicable laws and in good standing (to the extent good standing is applicable) under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing (where such concept is applicable) in all other jurisdictions in which its ownership or leasing of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect.  All of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and non-assessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, charges, encumbrances, defects, security interest or any other claim of any third party. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement. None of the outstanding shares of capital stock of any subsidiary of the Company were issued in violation of any preemptive or similar rights of any security holder of such subsidiary.

(i)                                     Capitalization. The Company has an authorized capitalization described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Capitalization”; all the outstanding shares of capital stock of the Company (including the Common Shares to be sold by the Selling Shareholder) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any preemptive or similar rights, except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(j)                                    Listing.  The Company has been duly registered with the CVM as a category “A” publicly-traded corporation (as defined in CVM Instruction No. 480, of December 7, 2009, as amended), the Global Offering has been duly registered with the CVM, the shares of common stock issued by the Company are listed and admitted for trading on the Novo Mercado segment of the B3; and there are no restrictions on subsequent transfers of the Offered ADSs or the Offered Shares under the laws of Brazil and of the United States, other than as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, and the Company has not received any notice of any proceedings relating to the delisting of the shares of common stock of the Company from such segment of the B3.

(k)                                 No Finder’s Fee.  Except for this Agreement and the Brazilian Underwriting Agreement, there are no contracts, agreements (whether written or oral) or understandings between the Company (or any of its Affiliates (as such term is defined under Rule 405 of the Securities Act)) and any person that would give rise to a valid claim against the Company (or any of its Affiliates) or any International Underwriter or Brazilian Underwriter (or any of its Affiliates) for a brokerage commission, finder’s fee or other like payment in connection with the offering, sale or placement of the Offered ADS or Offered Shares or any of the transactions contemplated herein and in the Brazilian Underwriting Agreement.

(l)                                     No Registration Rights. No person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission, the issuance of the Common Shares and placement and sale of the Offered Shares and the ADSs hereunder.

(m)                             No Limitation on Vote, Transfer and Payment of Dividends. Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there are no limitations under Brazilian law on the rights of holders of the ADSs or Offered Shares to hold or vote or transfer their respective ADSs or Offered Shares, and (ii) no approvals are currently required in Brazil (including any foreign exchange or foreign currency approvals) in order for the Company to pay dividends, interest attributable to shareholders’ equity or other distributions declared by the Company to the holders of the ADSs or Offered Shares, including the ADS Depositary (with respect to the Underlying Shares) and (iii) all dividends declared and payable may be paid in reais exchangeable into U.S. dollars to the ADS Depositary free and clear of any tax, duty, withholding or deduction imposed by or in Brazil and (iv) interest attributable to shareholders’ equity (juros sobre o capital próprio) declared and payable may be paid in reais exchangeable into U.S. dollars to the ADS Depositary in situations where the amount payable will be subject to income tax withholding imposed in Brazil.

(n)                                 Exchange Controls and Governmental Approvals. No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or regulatory agency or court in Brazil is required for the payment of any amounts payable under the Transaction Documents. Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, any amounts payable with respect to the Common Shares (including Underlying Shares represented by ADSs) (i) upon liquidation of the Company or upon redemption thereof and (ii) in the form of dividends, interest attributable to shareholders’ equity or other distributions declared and payable on the Shares (including Underlying Shares represented by ADSs) shall be paid by the Company in Brazilian reais that may be converted into foreign currency and freely transferred out of Brazil, as long as the investment in respect of the Common Shares is duly registered with the Central Bank and, if applicable, the CVM. Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, under the heading “Taxation,” no such payments made to holders who are non-residents of Brazil are subject to income, withholding or other taxes under laws and regulations of Brazil or any political subdivision or taxing authority thereof or therein, and all such payments will otherwise be free and clear of any other tax, duty, withholding or deduction in Brazil or any political subdivision or taxing authority thereof or therein and may be paid in reais that may be converted into another currency and freely transferred out of Brazil, without the necessity of obtaining any governmental authorization in Brazil or any political subdivision or taxing authority thereof or therein.

(o)                                 Authorization of Transaction Documents.  Each of Transaction Documents (as defined below), to which the Company is a party, has been duly authorized, executed and delivered by the Company, and when duly executed and delivered in accordance with its terms by each of the parties thereto, each constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(p)           Offered ADSs. Upon due and authorized issuance by the ADS Depositary of the Offered ADSs, as may be evidenced by ADRs, against deposit of the Underlying Shares in respect thereof in accordance with the provisions of the ADS Deposit Agreement and upon payment by the International Underwriters for the Offered ADSs in accordance with the provisions of this Agreement, such Offered ADSs will (i) be duly and validly issued, and the persons in whose names the ADSs or ADRs, as applicable, are registered will be entitled to the rights specified therein and in the ADS Deposit Agreement, (ii) be freely transferable by the Company to or for the account of the several International Underwriters and the initial purchasers thereof; and there are no restrictions on subsequent transfers of the Offered ADSs, except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and (iii) will conform to the description of the ADSs described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(q)                                 Underlying Shares and Offered Shares.  The Underlying Shares to be issued underlying the Offered ADSs, and the Offered Shares (including those to be placed by the International Underwriters) have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein or in the Brazilian Underwriting Agreement, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the shares of common stock of the Company contained in each of the Registration Statement, Pricing Disclosure Package and the Prospectus; the issuance of the Underlying Shares and the Offered Shares (including those placed outside Brazil by the International Underwriters) is not subject to any preemptive or similar rights, except for such rights that have been complied with or effectively waived prior to the date hereof; the Underlying Shares offered by the Company may be freely deposited by the Company with the ADS Depositary against issuance of ADSs, as may be evidenced by ADSs.

(r)                                    Title of Offered ADS and Offered Shares. Upon the sale and delivery to, and the subsequent sale and delivery by, the International Underwriters, and payment therefor (with respect to the Offered ADSs and Underlying Shares), and upon placement by the International Underwriters (with respect to the Offered Shares outside Brazil), in each case pursuant to this Agreement, the International Underwriters and subsequently the party to which the International Underwriters sell and deliver the Offered ADSs held by the Company, and the party to which the International Underwriters have placed the Offered Shares, as the case may be, will acquire good, marketable and valid title to such Offered ADSs or Offered Shares, as the case may be, free and clear of all rights of any third-party, pledges, liens, security interests, charges, claims or encumbrances of any kind.

(s)                                   Status under the Securities Act. At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the ADSs, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Securities Act. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to each Time of Delivery.

(t)                                    No Consents Required.  No consent, approval, authorization, or order of, or filing or registration with, any U.S., Brazilian or other person (including any governmental agency, body, court, stock exchange or regulatory commission) is required to be obtained or made by the Company for the execution, delivery and performance by the Company of each of the Transaction Documents to which the Company is a party, the issuance, sale and placement, as applicable, of each of the Offered Securities and the consummation of the transactions contemplated by each of the Transaction Documents, except such as have been obtained or made and (i) for the registration of the ADSs and Underlying Shares under the Securities Act, (ii) by the B3 relating to the (a) maintenance of the authorization for listing and trading of the shares of common stock of the Company on the B3 and on the Novo Mercado segment; and (b) maintenance of the Company’s adherence to the rules of the Novo Mercado segment, (iii) by the CVM relating to the (a) maintenance of the Company’s registration as a category “A” publicly traded company (companhia aberta) (sociedade por ações com registro de emissor de valores mobiliários — categoria “A” da CVM), (b) registration of the offering of the Global Offering as provided for in this Agreement and in the Brazilian Underwriting Agreement, respectively; and (c) registration of the ADR program, (iv) the filing with the CVM of any Free Writing Prospectuses and the approval by the CVM of the marketing materials used in Brazil, pursuant to CVM Instruction No. 400, dated December 29, 2003, as amended (“CVM Instruction No. 400”), (v) the approvals from the CVM and the B3 for the arrangements set out in the Brazilian Stabilization Agreement (as hereinafter defined), (vi) by the Associação Brasileira das Entidades dos Mercados Financeiro e de Capitais (“ANBIMA”) relating to the registration of the Global Offering, as provided in this Agreement and in the Brazilian Underwriting Agreement, (vii) the filing of the minutes of the Company’s corporate acts related to the issuance of the Offered Securities and the offering of the Offered Securities before the Junta Comercial do Estado de São Paulo (“JUCESP”) and publication of such corporate acts in the Diário Oficial do Estado de São Paulo and in the “O Estado de São Paulo” newspaper, (viii) the registration request that shall be duly filed, as required by the regulations of ANBIMA, within 15 days of the date of the Anúncio de Encerramento da Oferta Pública de Distribuição Primária e Secundária de Ações Ordinárias de Emissão de Linx S.A., provided that the minutes of the Company’s corporate acts approving the Global Offering shall be filed before the applicable Commercial Registry (Junta Comercial) and publication of such corporate acts shall also take place, (ix) the approval of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and such approvals as may be required under applicable state securities laws in connection with the offer and sale of the ADSs, including the Underlying Shares, by the International Underwriters and the placement of the Offered Shares by them, and (x) the approval of the listing of the ADSs on the New York Stock Exchange (the “Exchange”), all of which, with the exception of clause (viii), have been obtained or will be duly obtained, prior to the First Time of Delivery.

(u)                                 Consistency of Offering Documents.  There is no material inconsistency between the information relating to the Company, its subsidiaries and the Selling Shareholder contained in each of the Brazilian Preliminary Prospectus and the Final Brazilian Prospectus, on the one hand, and the information relating to the Company, its subsidiaries and the Selling Shareholder contained in each of the Preliminary Prospectus and the Pricing Disclosure Package, on the other hand.

(v)                                 Enforceability in Brazil.  Each of the Transaction Documents to which the Company is party is in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Company, and it is not necessary to ensure the legality, validity, enforceability or admissibility into evidence of the Transaction Documents in Brazil, that such documents be filed or recorded with any court or authority in Brazil or that any tax or fee be paid in Brazil or in respect of this Agreement or the Brazilian Underwriting Agreement, other than court costs, including (without limitation) filing fees, except that, for the purpose of enforcing and admitting this Agreement and the ADS Deposit Agreement into evidence before the public agencies and courts in Brazil: (A) (i) the signatures of the parties executing this Agreement and the ADS Deposit Agreement outside Brazil be notarized by a notary public licensed as such under the law of the place of signing and the signature, capacity and, where appropriate, identity of the seal or stamp of such notary public must be authenticated by a consular official of Brazil having jurisdiction over the place of signing (except in case there is a bilateral agreement with the relevant country to waive such authentication or apostilled in case the relevant country is signatory to the Hague Convention of 5 October 1961 Abolishing the Requirement of Legalisation for Foreign Public Documents; and (ii) this Agreement and the ADS Deposit Agreement be translated into Portuguese language by a sworn translator; or (B) (i) this Agreement and the ADS Deposit Agreement be translated into Portuguese language by a sworn translator; and (ii) this Agreement and the ADS Deposit Agreement be registered with the appropriate Registry of Titles and Deeds in Brazil having jurisdiction over the place where the head office of the Company is located, which registration can be made at any time before judicial enforcement in Brazil.

(w)                               Enforceability in New York.  Each of this Agreement and the ADS Deposit Agreement are in proper legal form under the laws of the State of New York for the enforcement thereof in the State of New York against the Company, and it is not necessary in order to ensure the legality, validity, enforcement or admissibility into evidence of such documents in the State of New York that such document be filed or recorded with any court or other authority in the State of New York or that any tax or fee be paid in the State of New York on or in respect of such document, other than court costs, including (without limitation) filing fees.

(x)                                 Absence of Defaults and Conflicts Resulting From Transaction. The execution, delivery and performance by the Company of each of the Transaction Documents to which it is a party, the issuance, sale and placement, as applicable, of the Offered ADRs or Offered Shares and the consummation by the Company of the transactions contemplated by the Transaction Documents to which it is a party will not (i) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its subsidiaries, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event with which notice or lapse of time could constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation applicable to the Company or any of its subsidiaries of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such breach, default, violation or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(y)                                 Absence of Existing Defaults and Conflicts.  Neither the Company nor any of its subsidiaries is (A) in violation of its respective charter, by-laws or other constitutive documents; (B) in violation of any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties; or (C) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, except in the case of subclauses (B) and (C), such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(z)                                  Good Title to Properties.  The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except such liens, encumbrances and defects that would not, individually or in the aggregate, have Material Adverse Effect; and the Company and its subsidiaries hold all leased real or personal property under valid and enforceable leases, except where the failure to so hold any such lease would not, individually or in the aggregate, have a Material Adverse Effect.

(aa)                          Possession of Licenses and Permits.  The Company and its subsidiaries possess, and are in compliance with the terms of, all certificates, authorizations, franchises, licenses and permits (“Licenses”) necessary to the conduct of the business now conducted or proposed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus to be conducted by them and have not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

(bb)                          Absence of Labor Dispute.  Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Business— Legal and Administrative Proceedings—Labor,” (i) neither the Company nor any of the subsidiaries is engaged in any illegal labor practice; (ii) (A) there is no illegal labor practice complaint pending, threatened or, to the Company’s knowledge, contemplated against the Company or any of the subsidiaries, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, (B) no strike, labor dispute, slowdown or stoppage is pending, threatened or, to the Company’s knowledge, contemplated against the Company or any of the subsidiaries and (C) no union representation dispute currently exists, or is pending or threatened, concerning the employees of the Company or any of the subsidiaries; and (iii) to the Company’s knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the subsidiaries and (B) there has been no violation of any Brazilian federal, state or local law or any foreign law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws concerning the employees of the Company or any of the subsidiaries; except in each of the foregoing clauses (i), (ii) and (iii) that if determined adversely to the Company or any of its subsidiaries, would not individually or in the aggregate have a Material Adverse Effect.

(cc)                            Possession of Intellectual Property.  The Company and its subsidiaries own, possess or can acquire on reasonable terms sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets, inventions, technology, know-how and other intellectual property and similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) necessary to the conduct of the business now conducted by them, and the expected expiration of any such Intellectual Property Rights would not, individually or in the aggregate, have a Material Adverse Effect.  (i) There are no rights of third parties to any of the Intellectual Property Rights owned by the Company or its subsidiaries; (ii) there is no infringement, misappropriation breach, default or other violation, or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company, its subsidiaries or third parties of any of the Intellectual Property Rights of the Company or its subsidiaries; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s or any subsidiary’s rights in or to, or the violation of any of the terms of, any of their Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company and its subsidiaries are unaware of any facts which would form a reasonable basis for any such claim; (v) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company or any subsidiary infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company is unaware of any other fact which would form a reasonable basis for any such claim; and (vi) none of the Intellectual Property Rights used by the Company or its subsidiaries in their businesses has been obtained or is being used by the Company or its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries in violation of the rights of any persons, except in each case covered by clauses (i) — (vi) such as would not, if determined adversely to the Company or any of its subsidiaries, individually or in the aggregate, have a Material Adverse Effect.

(dd)                          Filing and Payment of Taxes.  The Company and its subsidiaries have filed all tax returns that are required to be filed or have duly and properly requested and obtained extensions thereof (except in any case in which the failure so to file would not, individually or in the aggregate, have a Material Adverse Effect);and the Company and its subsidiaries have paid all taxes (including any assessments, fines or penalties) required to be paid by them, except for any such taxes, assessments, fines or penalties currently being contested in good faith and with respect to which adequate reserves have been established, or as would not, individually or in the aggregate, have a Material Adverse Effect; and to the Company’s knowledge no deficiencies for taxes of the Company or any of its subsidiaries have been, or would reasonably be expected to be, assessed or proposed by a tax authority, except for such tax deficiencies that would not, individually or in the aggregate, have a Material Adverse Effect.

(ee)                            Absence of Taxes. Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, under the current laws and regulations and interpretations of the United States of America or Brazil or any political subdivision thereof (each, a “Relevant Taxing Jurisdiction”), there are no taxes (including stamp tax), duties, levies, imposts, deductions, charges or withholdings imposed or, to the knowledge of the Company, pending or proposed, by any Relevant Taxing Jurisdiction either (i) on or by virtue of the execution of, delivery or performance by the Company of, or the enforcement of, the Transaction Documents or of any other document to be furnished hereunder or thereunder or (ii) on any payment to be made under or pursuant to this Agreement or the ADS Deposit Agreement, the sale of the ADSs and the Underlying Shares to the International Underwriters, or the resale of such ADSs and Underlying Shares by the International Underwriters to investors, the sale of the Offered Shares to the Brazilian Underwriters, the placement of the Offered Shares by the International Underwriters, the deposit of the Underlying Shares under the ADS Deposit Agreement, or relating to the issuance, creation, delivery, transfer, placement or sale of the Offered ADSs or Offered Shares, as applicable, in the context of the Global Offering, in each case except for (A) income tax, taxes payable by the International Underwriters and the Brazilian Underwriters relating to fees and commissions they will receive in connection with the Global Offering, (B) Global Offering registration fees payable to the CVM, (C) Global Offering registration fees payable to the B3, (D) a registration fee payable to the Commission, (E) a registration fee payable to the ANBIMA, (F) a filing fee payable to the JUCESP in connection with the registration of the minutes of the corporate acts relating to the Global Offering and issuance of the Common Shares and placement and sale of the Offered ADSs and Offered Shares, and (G) if applicable, the IOF — Imposto sobre Operações de Crédito, Câmbio e Seguro, ou Relativas a Títulos e Valores Mobiliários relating to the issuance, creation, delivery, transfer, sale or placement of the Offered ADSs or Offered Shares, as applicable, in the context of the Global Offering.

(ff)                              No Brazilian Domicile. None of the holders of the ADSs or Offered Shares placed outside Brazil, in each case, that are not residents of Brazil, the International Underwriters or the ADS Depositary will be deemed resident, domiciled, carrying on business or subject to taxation in Brazil on an overall income basis solely by the execution, delivery, performance or enforcement of the Transaction Documents or the issuance of the Common Shares or sale or placement of the Offered Securities, as applicable, or by virtue of the ownership or transfer of ADSs or the Offered Shares or the receipt of payments pursuant to any of the Transaction Documents.

(gg)                            Insurance.  (i) The Company and its subsidiaries are insured against such losses and risks and in such amounts as are prudent and customary for the businesses in which they are engaged and the geographic regions in which they do business; (ii) any and all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; (iii) the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; (iv) neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and (v) neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a reasonable cost; except in respect of each of the foregoing subclauses (ii) to (v), as would not have a Material Adverse Effect.

(hh)                          Environmental Laws.  Neither the Company nor any of its subsidiaries is in violation of any applicable statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances

(collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, ownership, operation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(ii)                                  Accurate Disclosure. The statements set forth in each of Registration Statement, the Pricing Disclosure Package and the Prospectus, under the captions “Business—Intellectual Property,” “Description of Capital Stock,” “Description of American Depositary Shares,” “Common Shares Eligible for Future Sale,” “Taxation,” and “Underwriting,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

(jj)                                Litigation.  Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Business—Legal and Administrative Proceedings,” there are no pending actions, suits, claims, arbitrations, investigations or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Company or any of its subsidiaries, any of their respective directors or officers, or any of their respective properties or assets that, if determined adversely to the Company, any of its subsidiaries or any of their respective directors or officers, could individually or in the aggregate have a Material Adverse Effect, and no such actions, suits, claims, arbitrations, investigations or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Company’s knowledge, threatened or contemplated.

(kk)                          Exhibits to Registration Statement. There are no statutes, regulations, contracts or other documents that are required to be described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

(ll)                                  Independent Auditors.  Ernst & Young Auditores Independentes S.S., the Company’s independent registered public accounting firm, has audited or performed a limited review of the consolidated financial statements of the Company and its subsidiaries and whose reports appear in each of the Registration Statement, Pricing Disclosure Package and in the Prospectus, are independent public accountants as required by the Securities Act, the rules and regulations of the Commission thereunder and the Public Company Accounting Oversight Board (United States).

(mm)                  Financial Statements. The consolidated financial statements included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related notes, present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries as of the dates shown and their consolidated results of operations and cash flows for the periods shown and, except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus. Such financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board applied on a consistent basis throughout the periods involved and in conformity with the Brazilian Corporate Law, the rules and regulations of the CVM and the accounting pronouncements issued by the Brazilian Accounting Pronouncements Council (the “CPC”), approved by the CFC (“Brazilian GAAP”) and the unaudited interim condensed consolidated financial statements of the Company as of March 31, 2019 and for the three-month periods ended March 31, 2019 and 2018, have been prepared in conformity with IAS 34—“Interim Financial Reporting.” The other financial and statistical data relating to the Company set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is in all material respects accurately presented and prepared on a basis consistent with the financial statements included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, and books and records of the Company and its consolidated subsidiaries (unless otherwise stated therein); and the Company and its consolidated subsidiaries do not have any material liabilities or obligations direct or contingent (including any off-balance sheet obligations), not disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, including the financial statements attached thereto. All disclosures contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Securities Act, to the extent applicable.

(nn)                          No Material Adverse Change in Business. The Company and its subsidiaries, taken as a whole, have not, since the date of the latest audited financial statements included or incorporated by reference in each of the Pricing Disclosure Package and Prospectus (i) sustained any material loss or material interference with their business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company and its subsidiaries taken              as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, in each case otherwise than as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; and, since the respective dates as of which information is given in each of the Registration Statement, Pricing Disclosure Package and the Prospectus, there has not been (x) dividends, interest on shareholders’ equity or distribution of any kind declared, paid or made by the Company on class of its capital stock; (y) any change in the share capital (other than as a result of (1) the exercise, if any, of options, restricted share units or other equity awards, or the award of any options, restricted share units or restricted shares in the ordinary course of business pursuant to the Company’s equity plans that are described in each of the Pricing Disclosure Package and the Prospectus, (2) the repurchase of shares by the Company pursuant to any contractual arrangement that provides for the repurchase of the Company securities as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus or (3) the issuance, if any, of shares upon conversion of Company securities as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus), short-term indebtedness, long-term indebtedness, net current assets or net assets of the Company and its subsidiaries, or (z) any Material Adverse Effect.

(oo)                          No Restrictions on Dividends from Subsidiaries.  No subsidiary of the Company is currently restricted or prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, or from repaying to the Company any loans or advances to such subsidiary from the Company.

(pp)                          Internal Controls.  The Company and its subsidiaries (i) make and keep books and records that are accurate in all material respects and (ii) maintain internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with their respective management’s authorizations, (B) transactions are recorded as necessary to permit preparation of their financial statements in conformity with the International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with their respective management’s authorizations and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to the differences in accordance with IFRS.  Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under “Risk Factors—Risks Relating to Our Industry and Us—We and our independent registered public accounting firm have identified material weaknesses in our internal control over financial reporting and, if we fail to implement and maintain effective internal controls over financial reporting, we may be unable to accurately report our results of operations, meet our reporting obligations or prevent fraud,” since the date of the latest financial statements included in each of the Pricing Disclosure Package and the Prospectus, there has been no material weakness or significant deficiency to the Company’s internal control over financial reporting; Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the date of the latest audited financial statements included in the Pricing Disclosure Package, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(qq)                          Disclosure Controls. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

(rr)                                Cybersecurity. (A) There has been no security breach or similar incident, unauthorized access or disclosure, or other similar compromise of or relating to the Company or its subsidiaries information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company and its subsidiaries, and, to the knowledge of the Company, any such data processed or stored by third parties on behalf of the Company and its subsidiaries), equipment or technology (collectively, “IT Systems and Data”); (B) neither the Company nor its subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or similar incident, unauthorized access or disclosure or other similar compromise to their IT Systems and Data and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, except in the case of each of (A), (B) and (C) above, as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.  The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except where the failure to be in compliance would not, individually or in the aggregate, have a Material Adverse Effect.

(ss)                              Investment Company Act.  The Company is not and, after giving effect to the offering and sale of the Offered ADSs and the Offered Shares and the application of the proceeds thereof as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an “investment company,” as such term is defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”).

(tt)                                PFIC Status.  The Company does not believe that it was a “passive foreign investment company” as defined in Section 1297 of the United States Revenue Code of 1986, as amended, and the regulations promulgated thereunder (a “PFIC”), for U.S. federal income tax purposes in 2018 and does not expect to become classified for U.S. federal income tax purposes as a PFIC for the 2019 taxable year or in any subsequent taxable year in the foreseeable future.

(uu)                          Absence of Stabilization or Manipulation.  Except as set forth in the Brazilian Stabilization Agreement, the Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the placement, sale or resale of the Offered Shares or Offered ADSs, as the case may be. The Company authorizes the International Underwriters and the Brazilian Underwriters to make public disclosure of information relating to stabilization of the ADSs or the Offered Shares as is required by applicable law, regulation and guidance.

(vv)                          Absence of Immunity.  The Company’s obligations under the Transaction Documents to which it is a party are subject to civil and commercial law, and neither the Company, its subsidiaries nor any of its or their properties or assets has any right of immunity, on any grounds, from any action, suit or proceeding, from the giving of any relief in any such action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian or U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter arising out of or relating to the Transaction Documents to which it is a party.

(ww)                      Submission to Jurisdiction.  The Company has the power to submit, and pursuant to Section 18 of this Agreement has legally, validly, effectively submitted, to the jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York, and has the power to designate, appoint and empower, and pursuant to Section 18 of this Agreement, has legally, validly and effectively designated, irrevocably appointed and empowered Cogency Global Inc. as agent for service of process in any suit or proceeding based on or arising under this Agreement in any New York State or United States Federal court sitting in The City of New York.  Service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective, insofar as Brazilian law is concerned, to confer valid personal jurisdiction over the Company; provided, however, that if any suit is brought against the Company, service of process upon it, if made in Brazil, must be effected in accordance with Brazilian law.

(xx)                          Governing Law.  The choice of laws of the State of New York as the governing law of this Agreement, the ADS Deposit Agreement and the Lock-up Agreements is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil.

(yy)                          Enforcement of Judgments.  Any judgment obtained in a U.S. federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company under this Agreement and the ADS Deposit Agreement or the transactions contemplated thereby will be enforced against the Company and will be recognized in Brazil without retrial or re-examination of the merits of the original lawsuits, including, without limitation, any judgment for payment of a sum certain of money rendered by any such court, provided that such judgment has been previously recognized by the Superior Court of Justice of Brazil (Superior Tribunal de Justiça).  In order to be recognized by the Superior Court of Justice of Brazil, a foreign judgment must meet the following conditions: (i) it must comply with all formalities necessary for its enforcement under the laws of the jurisdiction where it was rendered; (ii) it must have been issued by a competent court after proper service of process on the parties, which service must comply with Brazilian Law if made in Brazil, or after sufficient evidence of the parties’ absence has been given, as required by applicable law; (iii) it must be apostilled by a competent authority of the State from which the document emanates according to the Hague Convention of 5 October 1961 Abolishing the Requirement of Legalisation for Foreign Public Documents or, if such State is not signatory of the Hague Convention, it must be duly authenticated by a competent Brazilian consulate, (iv) it must not violate a final and unappealable decision issued by a Brazilian court, (v) it must be final (or an urgent release or an interlocutory decision shall have been granted, if applicable) and, therefore, not subject to appeal (res judicata) in the jurisdiction in which it was issued; (vi) it must not violate the exclusive jurisdiction of Brazilian courts; (vii) it must be translated into Portuguese by a sworn translator in Brazil, unless an exemption is provided by an international treaty to which Brazil is a signatory, and (vii) it must not be contrary to Brazilian national sovereignty, good morals or public policy or violate the dignity of the human person (as provided in Brazilian law).

(zz)                            Transaction Documents Not Contrary to National Sovereignty or Public Policy.  The Company has no reason to believe that any of the provisions of the Transaction Documents are or would be deemed to be against Brazilian national sovereignty or public policy or to violate the dignity of the human person.

(aaa)                   Related Party Transactions.  Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the caption “Related Party Transactions,” no material indebtedness (actual or contingent) and no material contract or material arrangement is outstanding between the Company or any of its subsidiaries on the one hand and any shareholder, director or executive officer of the Company or any such subsidiary or any person related to or affiliated with such shareholder, director or executive officer (including his/her spouse, infant children or any company or undertaking in which he/she holds a controlling interest) on the other hand. There are no relationships or transactions between the Company or any of its subsidiaries on the one hand and their affiliates, officers and directors or their shareholders on the other hand that are material and not disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(bbb)                   No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and that is not so described in such documents and in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

(ccc)                      Compliance With Anti-Corruption Laws.  Neither the Company, its subsidiaries nor any of their directors, officers nor, to the knowledge of the Company, any employee, agent or Affiliate or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds of the Company or any of its subsidiaries for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government or regulatory official or employee, including of any government owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of any applicable Brazilian law (including but not limited to Brazilian Anti-Corruption Law No. 12,846 dated August 1st, 2013, as amended, or Decree No. 8,420, dated March 18, 2015) or regulation regarding illegal payments or corrupt practices (“Brazilian Anti-Corruption Laws”), or applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended, (“FCPA”) or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, to the extent applicable, or any other applicable anti-bribery or anti-corruption laws; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any unlawful rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and all of its subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws. No part of the proceeds of the Global Offering received by the Company will be used, directly or indirectly, in violation of any applicable provision of the FCPA or the U.K. Bribery Act 2010, each as may be amended or similar law of any other applicable jurisdiction, or the rules or regulations thereunder (including Brazilian Anti-Corruption Laws).

(ddd)                   Compliance with Anti-Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of Brazilian Law No. 9,613, dated March 3, 1998, as amended, the U.S. Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable money laundering statutes of all jurisdictions where the Company or its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or Governmental Agency, authority or body or any arbitrator involving the Company or its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened. For the purposes of this Agreement, the term “Governmental Agency” shall mean any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or its subsidiaries or any of their respective properties, assets or operations.

(eee)                      Sanctions.  Neither the Company nor any of its subsidiaries, nor any director, officer, employee of the Company or any of its subsidiaries, nor, to the Company’s knowledge, any Affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently subject to or are the target of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State (and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council, the European Union, Her Majesty’s Treasury, a member state of the European Union, or any other government with jurisdiction over the Company (or, for the purposes of Section 3(w) below, any other government with jurisdiction over the Selling Shareholder) (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is, or which government is, the subject or target of comprehensive Sanctions that broadly and comprehensively prohibit dealings with such country or territory (as of the date hereof, Crimea, Cuba, Iran, North Korea and Syria) (each, a “Sanctioned Country”). For the past five years, the Company and its subsidiaries have not engaged in any dealings or transactions with any person, or in any country or territory, that at the time of the dealing or transaction was the subject or the target of Sanctions or with any Sanctioned Country, and prospectively the Company and its subsidiaries will not engage in, any prohibited dealings or transactions with any person, or in any country or territory, that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(fff)                         Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the each of the Registration Statement, the Pricing Disclosure Package and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ggg)                      Foreign Private Issuer Status. The Company is a “foreign private issuer” as defined in Rule 405 under the Securities Act (a “Foreign Private Issuer”).

(hhh)                   Emerging Growth Company Status. From the time of initial confidential submission of a registration statement on Form F-1 relating to the Company’s initial public offering with the Commission (or, if earlier, the first date on which a Section 5(d) Communication was made) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Securities Act (an “Emerging Growth Company”).

(iii)                               Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that the Company believes, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(jjj)                            No Debt Securities Rated. Neither the Company nor its subsidiaries have any debt securities or preferred stock that are rated by any “nationally recognized statistical rating agency” (as defined in Section 3(a)(62) of the Exchange Act).

(kkk)                   Sales of Unregistered Securities. Except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company has not sold, issued or distributed any of its common shares during the six-month period preceding the date hereof, including any sales pursuant to Section 4(a)(2) or Rule 144A under, or Regulation D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

In addition, any certificate signed by any officer of the Company and required to be delivered to the International Underwriters, the Brazilian Underwriters, or their respective counsel at the applicable Time of Delivery pursuant to Section 8 hereof in connection with the offering of the Offered Securities, shall be deemed to be a representation and warranty by the Company as to matters covered thereby, to the International Underwriters and the Brazilian Underwriters.

3.                                      Representations and Warranties of the Selling Shareholder.  The Selling Shareholder represents and warrants to, and agrees with each of the International Underwriters that:

(a)                                 Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of each Time of Delivery (as defined in Section 4 of this Agreement), as the case may be, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Section 5(d) Writing does not include any statement that conflicts with the information contained in each of the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package and the Prospectus, and each Issuer Free Writing Prospectus and each Section 5(d) Writing, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties set forth in this Section 3(a) are limited to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto, it being understood and agreed that such information consists only of the Selling Shareholder’s name and information relating to its holdings of common shares of the Company set forth under the heading “Principal and Selling Shareholders” in each of the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto (the “Selling Shareholder Information”).

(b)                                 No Untrue Statement of a Material Fact. (i) Each of the Registration Statement, the ADS Registration Statement and the Form 8-A Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement and the Prospectus on the date when such prospectus, amendment or supplement is filed will conform, in all material respects to the requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder, (ii) the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement and any further amendments to each such registration statement do not and will not, as of the applicable effective date as to each part of each such registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus and any further supplements to the Prospectus do not and will not, as of the applicable filing date as to the Prospectus and any supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; provided, however, that that the representations and warranties set forth in this Section 3(b) are limited to statements or omissions made in reliance upon and in conformity with information relating to the Selling Shareholder furnished to the Company in writing by the Selling Shareholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus or any amendments or supplements thereto, it being understood and agreed that such information consists only of the Selling Shareholder Information.

(c)                                  Good Standing of the Selling Shareholder.  The Selling Shareholder has been duly incorporated under the laws of Brazil and is a validly existing corporation (sociedade anônima) and a wholly-owned subsidiary of Banco Nacional de Desenvolvimento Econômico e Social — BNDES, a Brazilian state-owned company.

(d)                                 No Finder’s Fee.  Except for this Agreement and the Brazilian Underwriting Agreement, there are no contracts, agreements (whether written or oral) or understandings between the Selling Shareholder (or any of its Affiliates) and any person that would give rise to a valid claim against the Selling Shareholder (or any of its Affiliates) or any International Underwriter or Brazilian Underwriter (or any of its Affiliates) for a brokerage commission, finder’s fee or other like payment in connection with the offering, sale or placement of the Offered ADS or Offered Shares or any of the transactions contemplated herein and in the Brazilian Underwriting Agreement.

(e)                                  Authorization of Transaction Documents.  Each of Transaction Documents (as defined below), to which the Selling Shareholder is a party, has been duly authorized, executed and delivered by the Selling Shareholder, and when duly executed and delivered in accordance with its terms by each of the parties thereto, each constitute a valid and legally binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(f)                                   Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

(g)                                  Other Documents. (i) The Brazilian Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder and constitutes a valid and legally binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability; and (ii) the Lock-up Agreement (defined below) has been duly authorized by the Selling Shareholder and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or by equitable principles relating to enforceability.

(h)                                 No Consents Required.  No consent, approval, authorization, or order of, or filing or registration with, any U.S., Brazilian or other person (including any governmental agency, body, court, stock exchange or regulatory commission) is required to be obtained or made by the Selling Shareholder for the execution, delivery and performance by the Selling Shareholder of each of the Transaction Documents to which the Selling Shareholder is a party, and the sale and delivery of the Offered Securities by the Selling Shareholder, except such as have been obtained or made prior to the First Time of Delivery.

(i)                                     Enforceability in Brazil.  Each of the Transaction Documents to which the Selling Shareholder is a party is in proper legal form under the laws of Brazil for the enforcement thereof in Brazil against the Selling Shareholder, and it is not necessary to ensure the legality, validity, enforceability or admissibility into evidence in Brazil of the Transaction Documents to which the Selling Shareholder is a party, that such documents be filed or recorded with any court or authority in Brazil or that any tax or fee be paid in Brazil or in respect of this Agreement or the Brazilian Underwriting Agreement, other than court costs, including (without limitation) filing fees, except that, for the purpose of enforcing and admitting this Agreement, and the Lock-up Agreement to which the Selling Shareholder is a party into evidence before the public agencies and courts in Brazil: (A) (i) the signatures of the parties executing this Agreement, and the Lock-up Agreement outside Brazil be notarized by a notary public licensed as such under the law of the place of signing and the signature, capacity and, where appropriate, identity of the seal or stamp of such notary public must be authenticated by a consular official of Brazil having jurisdiction over the place of signing (except in case there is a bilateral agreement with the relevant country to waive such authentication or apostilled in case the relevant country is signatory to the Hague Convention of 5 October 1961 Abolishing the Requirement of Legalisation for Foreign Public Documents; and (ii) this Agreement and the Lock-up Agreement be translated into Portuguese language by a sworn translator; or (B) (i) this Agreement and the Lock-up Agreement be translated into Portuguese language by a sworn translator; and (ii) this Agreement, and the Lock-up Agreements be registered with the appropriate Registry of Titles and Deeds in Brazil having jurisdiction over the place where the head office of the Company is located, which registration can be made at any time before judicial enforcement in Brazil.

(j)                                    Enforceability in New York.  Each of this Agreement and the Lock-up Agreement to which the Selling Shareholder is a party is in proper legal form under the laws of the State of New York for the enforcement thereof in the State of New York against the Selling Shareholder, and it is not necessary in order to ensure the legality, validity, enforcement or admissibility into evidence of such documents in the State of New York that such document be filed or recorded with any court or other authority in the State of New York or that any tax or fee be paid in the State of New York on or in respect of such document, other than court costs, including (without limitation) filing fees.

(k)                                 Absence of Defaults and Conflicts Resulting From Transaction. The execution, delivery and performance by the Selling Shareholder of each of the Transaction Documents to which it is a party, the sale and placement, as applicable, of the Offered ADRs underlying by shares of common stock held by the Selling Shareholder or Offered Shares held by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated by the Transaction Documents to which it is a party will not (i) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Shareholder, (ii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default (or an event with which notice or lapse of time could constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder is bound or to which any of the property or assets of the Selling Shareholder is subject or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation applicable to the Selling Shareholder of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such breach, default, violation or event that would not, individually or in the aggregate, have a Material Adverse Effect.

(l)                                     Absence of Existing Defaults and Conflicts.  The Selling Shareholder is not (A) in violation of its charter, by-laws or other constitutive documents; (B) in violation of any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Selling Shareholder or any of its properties; or (C) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, except in the case of subclauses (B) and (C), such defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(m)                             Litigation. There are no pending actions, suits, claims, arbitrations, investigations or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) against or affecting the Selling Shareholder, any of their respective directors or officers, or any of their respective properties or assets that, if determined adversely to the Selling Shareholder, or any of their respective directors or officers, could individually or in the aggregate have a Material Adverse Effect and no such actions, suits, claims, arbitrations, investigations or proceedings (including any inquiries or investigations by any court or governmental agency or body, domestic or foreign) are, to the Selling Shareholder’s knowledge, threatened or contemplated.

(n)                                 Absence of Stabilization or Manipulation.  The Selling Shareholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the placement, sale or resale of the Offered Shares or Offered ADSs, as the case may be.

(o)                                 Absence of Immunity.  The Selling Shareholder’s obligations under the Transaction Documents to which it is a party are subject to civil and commercial law, and neither the Selling Shareholder nor any of its properties or assets has any right of immunity, on any grounds, from any action, suit or proceeding, from the giving of any relief in any such action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any Brazilian or U.S. federal or New York state court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or from other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter arising out of or relating to the Transaction Documents to which it is a party.

(p)                                 Submission to Jurisdiction.  The Selling Shareholder has the power to submit, and pursuant to Section 18 of this Agreement has legally, validly, effectively submitted, to the jurisdiction the Federal and state courts in the Borough of Manhattan in The City of New York, and has the power to designate, appoint and empower, and pursuant to Section 18 of this Agreement, has legally, validly and effectively designated, irrevocably appointed and empowered Cogency Global Inc. as agent for service of process in any suit or proceeding based on or arising under this Agreement in any New York State or United States Federal court sitting in The City of New York.  Service of process effected in the manner set forth in this Agreement, assuming validity under the laws of the State of New York, will be effective, insofar as Brazilian law is concerned, to confer valid personal jurisdiction over the Selling Shareholder; provided, however, that if any suit is brought against the Selling Shareholder, service of process upon it, if made in Brazil, must be effected in accordance with Brazilian law.

(q)                                 Governing Law.  The choice of laws of the State of New York as the governing law of this Agreement and the Lock-up Agreement to which the Selling Shareholder is a party is a valid choice of law under the laws of Brazil and will be honored by the courts of Brazil.

(r)                                    Enforcement of Judgments.  Any judgment obtained in a U.S. federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Selling shareholder under this Agreement and the Lock-up Agreement to which it is a party or the transactions contemplated thereby will be enforced against the Selling Shareholder and will be recognized in Brazil without retrial or re-examination of the merits of the original lawsuits, including, without limitation, any judgment for payment of a sum certain of money rendered by any such court, provided that such judgment has been previously recognized by the Superior Court of Justice of Brazil (Superior Tribunal de Justiça).  In order to be recognized by the Superior Court of Justice of Brazil, a foreign judgment must meet the following conditions: (i) it must comply with all formalities necessary for its enforcement under the laws of the jurisdiction where it was rendered; (ii) it must have been issued by a competent court after proper service of process on the parties, which service must comply with Brazilian Law if made in Brazil, or after sufficient evidence of the parties’ absence has been given, as required by applicable law; (iii) it must be apostilled by a competent authority of the State from which the document emanates according to the Hague Convention of 5 October 1961 Abolishing the Requirement of Legalisation for Foreign Public Documents or, if such State is not signatory of the Hague Convention, it must be duly authenticated by a competent Brazilian consulate, (iv) it must not violate a final and unappealable decision issued by a Brazilian court, (v) it must be final (or an urgent release or an interlocutory decision shall have been granted, if applicable) and, therefore, not subject to appeal (res judicata) in the jurisdiction in which it was issued; (vi) it must not violate the exclusive jurisdiction of Brazilian courts; (vii) it must be translated into Portuguese by a sworn translator in Brazil, unless an exemption is provided by an international treaty to which Brazil is a signatory, and (viii) it must not be contrary to Brazilian national sovereignty, good morals or public policy or violate the dignity of the human person (as provided in Brazilian law).

(s)                                   Transaction Documents Not Contrary to National Sovereignty or Public Policy.  The Selling Shareholder has no reason to believe that any of the provisions of the Transaction Documents to which it is a party are or would be deemed to be against Brazilian national sovereignty or public policy or to violate the dignity of the human person.

(t)                                    Compliance With Anti-Corruption Laws.  Neither the Selling Shareholder, nor any of its directors, officers nor, to the knowledge of the Selling Shareholder, any of its employees or agents (when such directors, officers, employees, and agents are acting for or on behalf of the Selling Shareholder) have, in connection with the Company or its subsidiaries, (i) taken any action in violation of any anti-bribery laws or regulation applicable to the Selling Shareholder, or (ii) otherwise made, offered, solicited, or received any unlawful payment, bribe, kickback, or other unlawful benefit. No part of the proceeds of the Global Offering received by the Selling Shareholder will be used, directly or indirectly, in violation by the Selling Shareholder of any anti-bribery law or regulation applicable to the Selling Shareholder.

(u)                                 Compliance with Anti-Money Laundering Laws.  The operations of the Selling Shareholder have been conducted in compliance with applicable financial recordkeeping and reporting requirements, including those of Brazilian Law No. 9,613, dated March 3, 1998, as amended, and, to the best of the Selling Shareholder’s knowledge, the applicable anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any competent governmental agency, in all material respects, and no action, suit or proceeding by or before any court or Governmental Agency, authority or body or any arbitrator involving the Selling Shareholder or its subsidiaries with respect to the applicable anti-money laundering laws is pending or, to the best knowledge of the Selling Shareholder, threatened.

(v)                                 Sanctions.  Neither the Selling Shareholder nor any director, officer, nor, to the best knowledge of the Selling Shareholder knowledge, any employee or agent of the Selling Shareholder or other person acting on behalf of the Selling Shareholder is currently subject to or are the target of any Sanctions, nor is the Selling Shareholder located, organized or resident in a Sanctioned Country.

(w)                               Clear Title to Securities.  The Selling Shareholder owns, and on each Time of Delivery will own, the Common Shares to be sold by it free and clear of all security interests, claims, liens, equities or other encumbrances and has, and on each Time of Delivery will have, the legal right and power, and all authorizations and approvals required by law, to enter into this Agreement and the Brazilian Underwriting Agreement and to sell, transfer and deliver the Common Shares to be sold by the Selling Shareholder on each Time of Delivery.

(x)                                 Transfer of Title to Securities.  Upon sale and delivery of, and payment for, the Common Shares or the Underlying Shares (if any) to be sold by the Selling Shareholder pursuant to this Underwriting Agreement and Brazilian Underwriting Agreement on the relevant Time of Delivery, all right, title and interest in the Common Shares or the Underlying Shares (if any) will be transferred to the relevant purchasers (or the ADS Depositary, as the case may be) thereof free and clear of all rights of any third-party, pledges, liens, security interests, charges, claims or encumbrances of any kind.

(y)                                 Clean Hands; No Present Intent to Dispose of Remainder of Capital Stock.  The Selling Shareholder is not prompted by any information concerning the Company or any of its subsidiaries that is not set forth in each of the of the Registration Statement, Pricing Disclosure Package and Prospectus to sell its Common Shares pursuant to this Agreement and the Brazilian Underwriting Agreement. The Selling Shareholder has no present plan to dispose of the remainder of its capital stock in the Company.

(z)                                  No Rights to Force a Sale; No Preemptive Rights.  (i) no person has the right, contractual or otherwise, to cause the Selling Shareholder to sell to it any shares of any capital stock or other equity interests of the Company owned by the Selling Shareholder, including any of the Common Shares owned by the Selling Shareholder, and (ii) no person has any preemptive rights, resale rights, co-sale or rights of first refusal, options, warrants, or other rights to purchase, or convert or exchange any securities for any shares of any capital stock or other equity interests of the Company owned by the Selling Shareholder, including any of the Common Shares, in the case of each of the foregoing clauses (i) and (ii), whether as a result of the sale of the Common Shares as contemplated pursuant to the Transaction Documents or otherwise. The Selling Shareholder has no options, warrants or other rights to purchase, or rights to convert any securities for shares of capital stock of or ownership interests in the Company or any of its subsidiaries, including the Common Shares.

In addition, any certificate signed by any officer of the Selling Shareholder and required to be delivered to the International Underwriters, the Brazilian Underwriters, or their respective counsel at the applicable Time of Delivery pursuant to Section 8 hereof in connection with the offering of the Offered Securities, shall be deemed to be a representation and warranty by the Selling Shareholder as to matters covered thereby, to the International Underwriters and the Brazilian Underwriters.

4.                                      Purchase of the Offered ADSs by the International Underwriters.  (a) The Company and the Selling Shareholder agree, severally and not jointly, to sell the Firm ADSs to the several International Underwriters as provided in this Agreement, and each International Underwriter, on the basis of the representations, warranties and agreements set forth herein and, subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from each of the Company and the Selling Shareholder at a purchase price per ADS of US$[•] (the “Purchase Price”) the number of Firm ADSs (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by each of the Company and the Selling Shareholder as set forth opposite their respective names in Schedule C hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such International Underwriter as set forth opposite the name of such International Underwriter in Schedule A hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all the International Underwriters in aggregate from the Company and the Selling Shareholder.

In addition, the Company, as and to the extent indicated in Schedule C hereto, agrees to sell the Optional ADSs to the several International Underwriters, and the International Underwriters shall have the option to purchase at their election up to 4,391,190 Optional ADSs (minus the number of ADSs equivalent to the number of Optional Shares sold by the Company as a result of the exercise by the Brazilian Stabilization Agent, exercisable upon notice to the other Brazilian Underwriters, of its option regarding such Optional Shares under the Brazilian Underwriting Agreement) at the Purchase Price, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Firm ADSs but not payable on the Optional ADSs. The International Underwriters, on the basis of the representations and warranties and agreements herein contained and subject to the conditions set forth herein, shall have the option to purchase, severally and not jointly, from the Company at the Purchase Price that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such International Underwriter is entitled to purchase as set forth opposite the name of such International Underwriter in Schedule A and the denominator of which is the maximum number of Optional ADSs that all of the International Underwriters are entitled to purchase hereunder.

The International Underwriters may exercise the option to purchase the Optional ADSs at any time in whole, or from time to time in part, on or before the 30th day following the date of this Agreement, by written notice from the Representatives to the other International Underwriters and the Company.  Such notice shall set forth the aggregate number of Optional ADSs as to which the option is being exercised and the date and time when the Optional ADSs are to be delivered and paid for which may be the same date and time as the First Time of Delivery (as hereinafter defined) but shall not be earlier than the First Time of Delivery nor later than the tenth full Business Day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 10 hereof).  Any such notice shall be given at least two Business Days prior to the date and Time of Delivery specified therein.

Each of the Company and the Selling Shareholder understands that the International Underwriters intend to make a public offering of the Offered ADSs and the Offered Shares as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Offered Securities on the terms set forth in the Prospectus.  Each of the Company and the Selling Shareholder acknowledges and agrees that the International Underwriters may offer and sell Offered ADSs and offer Offered Shares to or through any Affiliate of an International Underwriter and that any such Affiliate may offer and sell Offered ADSs and offer Offered Shares purchased by it to or through any International Underwriter.

Payment for the Offered ADSs shall be made by wire transfer in immediately available funds to the account specified by each of the Company and the Selling Shareholder to the Representatives in the case of the Firm ADSs, and the documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Offered Securities and any additional documents requested by the Underwriters pursuant to Section 8(y) hereof, will be delivered at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017 at 10:00 A.M., New York City time, on June [•], 2019, or at such other time or place on the same or such other date, not later than the fifth Business Day thereafter, as the Representatives, the Company and the Selling Shareholder may agree upon in writing or, in the case of the Optional ADSs, on the date and at the time and place specified by the Representatives in the written notice of the International Underwriters’ election to purchase such Optional ADSs.  The time and date of such payment for the Offered ADSs is referred to herein as the “First Time of Delivery” and the time and date for such payment for the Optional ADSs, if other than the First Time of Delivery, is herein referred to as the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

Payment for the Offered ADSs to be purchased on the First Time of Delivery or the Second Time of Delivery, as the case may be, shall be made against delivery to the Representatives for the respective accounts of the several International Underwriters of the Offered ADSs, as may be evidenced by ADRs, to be purchased on such date in definitive form registered in such names and in such denominations as the Representatives shall request in writing not later than two Business Days prior to the First Time of Delivery or the Second Time of Delivery, as the case may be, with any transfer taxes payable, if any, in connection with the sale of the Offered ADSs duly paid by the Company in respect of Offered ADSs delivered by the Company. Delivery of the Offered ADSs shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct. The form of ADR evidencing the Offered ADSs and the Underlying Shares will be made available for inspection and packaging by the Representatives at the office of Simpson Thacher & Bartlett LLP set forth above not later than 1:00 P.M., New York City time, on the Business Day prior to the First Time of Delivery or the Second Time of Delivery, as the case may be.

With respect to all or any portion of Offered ADSs, the Representatives, on behalf of the International Underwriters and for the purpose of effecting reallocations of Offered ADSs and Offered Shares, may elect to have such Offered ADSs (in the form of Common Shares) delivered to the Brazilian Underwriters.  Notice of such election shall be given by the Representatives to the Company and the Selling Shareholder at least two Business Days prior to the First Time of Delivery or the Second Time of Delivery, as the case may be.

With respect to all or any portion of the Offered Shares, the Brazilian Underwriters for purpose of effecting reallocations of Offered ADSs and Offered Shares may elect to have such Offered Shares (in the form of ADSs) delivered to the International Underwriters.  Notice of such election shall be given by the Representatives to the Company and the Selling Shareholder at least two Business Days prior to the First Time of Delivery or the Second Time of Delivery, as the case may be.

The Company, the Selling Shareholder, the International Underwriters and the Brazilian Underwriters have agreed to give preference to the allocation of the Selling Shareholder’s Offered Shares in the Brazilian Offering, when allocating the Offered Securities between the International Offering and the Brazilian Offering.

5.                                      Covenants of the Company, the Selling Shareholder and the International Underwriters.  Each of the Company and the Selling Shareholder (in the case of the Selling Shareholder solely with respect of subclauses 5(f), (j), (k), (q) and (r)) severally and not jointly (and (i) the Selling Shareholder individually with respect to subclause (s)) agree with the several International Underwriters and (ii) the Company agrees with the Selling Shareholder (solely with respect to subclause 5(q)), and the International Underwriters severally and not jointly agree with the Selling Shareholder (solely with respect to subclause 5(t)):

(a)                                 Required Filings. To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second Business Day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery provided that consent by you to any such amendment or supplement shall not unreasonably withheld after reasonable notice by the Company to the Representatives requesting such amendment or supplement; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Securities Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of any of the Offered Securities, of the suspension of the qualification of any the Offered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order.

(b)                                 Blue Sky Compliance. Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities or Blue Sky laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation (where not otherwise required) or to file a general consent to service of process in any jurisdiction (where not otherwise required).

(c)                                  Furnishing of Prospectus. Prior to 10:00 a.m., Eastern Time, on the Business Day next succeeding the date of this Agreement or such other time and date as the Company and the Representatives, on behalf of the International Underwriters, may agree upon in writing, and from time to time, to furnish the International Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the International Underwriters’ and upon their request to file such document and to prepare and furnish without charge to each International Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any International Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon the International Underwriters’ request but at the expense of such International Underwriter, to prepare and deliver to such International Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

(d)                                 Earnings Statement. To make generally available to its security holders as soon as practicable (which may be satisfied by filing such information with the Commission’s Electronic Data, Gathering, Analysis and Retrieval System (“EDGAR”)), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

(e)                                  Company’s Lock-up. (1) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with or confidentially submit to the Commission a registration statement under the Securities Act relating to, any Common Shares, ADSs representing Underlying Shares or other securities of the Company that are substantially similar to Common Shares or ADSs, or any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Shares, ADSs or any such substantially similar securities, including, but not limited to, any options or warrants to purchase such securities, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares, ADSs representing Underlying Shares or such other securities, in cash or otherwise, without prior written consent of the Representatives; provided, however, that the foregoing restrictions shall not apply to the (A) sale of the Offered Securities hereunder or pursuant to the Brazilian Underwriting Agreement; (B) grants by the Company of stock options, restricted share units or other equity awards and issuances by the Company of Common Shares upon the exercise of an stock option, restricted share unit or other equity award pursuant to the Company’s stock plans or arrangements, provided that such plans or arrangements are, in each case, outstanding as of the date of this Agreement and described in each of the Registration Statement and Pricing Prospectus; (C) issuance by the Company of Common Shares or other securities convertible into or exercisable for Common Shares, in each case pursuant to the Company’s stock plans, provided that such stock plans are described in the Pricing Prospectus; (D) filing by the Company of a registration statement on Form S-8 relating to any benefit plans or arrangements disclosed in each of the Pricing Prospectus and the Prospectus and the issuance of securities registered pursuant thereto and (E) transfers of Common Shares in connection with any market maker activities, as provided in a market maker agreement (Contrato de Prestação de Serviços de Formador de Mercado); The Company agrees and consents to the entry of stop transfer instructions on such securities with the Company’s, custodian, depositary or transfer agent and registrar, as the case may be, against the transfer of such securities except in compliance with the foregoing restrictions.  The foregoing shall not restrict the Company from establishing a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares, provided that (i) such plan does not provide for the transfer of Common Shares during the Lock-up Period and (ii) to the extent a public announcement or filing under the Exchange Act, if any, is required of or voluntarily made by the Company regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of Common Shares may be made under such plan during the Lock-up Period

(f)                                   No Stabilization.  Except as set forth in the Brazilian Stabilization Agreement, the Company and the Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(g)                                  Reports and Financial Information. For so long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three fiscal quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail; provided that any report, communication or financial statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to the Representatives at the time furnished or filed with the Commission;

(h)                                 Reports and Other Communication. During a period of three years from the effective date of the Registration Statement, for so long as the Company is subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided that any report, communication or financial statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to the Representatives at the time furnished or filed with the Commission. If at any time within three years of the date of this Agreement the Company ceases to be subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act to file reports with the Commission on EDGAR, the Company shall furnish to the International Underwriters, as soon as practicable after the end of each fiscal year until the end of such three-year period, a copy of its annual report to shareholders for such year; provided that the Company may satisfy the requirements of this paragraph by posting any such information on its website.

(i)                                     Company’s Use of Proceeds. To use the net proceeds received by it from the sale of the Offered Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds.” The Company will not directly or indirectly use the proceeds of the offering of its Offered Securities, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, agent, advisor, investor or otherwise) of Sanctions or could result in the imposition of Sanctions.

(j)                                    Selling Shareholder’s Use of Proceeds. The Selling Shareholder will not directly or indirectly use the proceeds of the offering of its Offered Securities hereunder, or lend, contribute or otherwise make available such proceeds to a subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner, in each case of clauses (i)-(iii) if such would result in a violation by any person (including any person participating in the transaction, whether as underwriter, agent, advisor, investor or otherwise) of Sanctions or could result in the imposition of Sanctions.

(k)                                 Deposit of Underlying Shares. Prior to each Time of Delivery, to deposit Underlying Shares with the ADS Depositary in accordance with the provisions of the ADS Deposit Agreement and otherwise to comply with the ADS Deposit Agreement so that ADSs, and, if applicable, ADRs evidencing such ADSs will be executed (and, if applicable, countersigned), and will be issued by the ADS Depositary against receipt of such Underlying Shares and delivered to the International Underwriters at such Time of Delivery.

(l)                                     Exchange Listings. To list for trading, subject to official notice of issuance, the ADSs on the Exchange under the symbol “LINX.”

(m)                             Rule 463. To file with the Commission such information on Form 6-K or Form 20-F as may be required by Rule 463 under the Securities Act, to give the Representatives notice of the Company’s intention to make any filing pursuant to the Exchange Act from the Applicable Time to the last Time of Delivery, to furnish the Representatives with copies of any such documents prior to such proposed filing and to consider in good faith comments regarding any such document from the Representatives or counsel for the Representatives.

(n)                                 Rule 462(b) Registration Statement. If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Eastern Time, on the date of this Agreement, and the Company shall, at the time of such a filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(o)                                 Loss of Foreign Private Issuer Status.  To promptly notify the Representatives if the Company ceases to be a Foreign Private Issuer at any time prior to the later of (i) completion of the distribution of the Offered ADSs within the meaning of the Securities Act and (ii) the last Time of Delivery.

(p)                                 Loss of Emerging Growth Company Status. To promptly notify the Representatives if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Offered ADSs within the meaning of the Securities Act and (ii) the last Time of Delivery.

(q)                                 Tax Indemnity and Reimbursement of Taxes.  The Company will indemnify and hold harmless the International Underwriters, the Brazilian Underwriters and the Selling Shareholder against any stamp, issue, registration, transfer, documentary or other similar taxes and duties, including any interest and penalties, on the issuance, placement and sale of the Offered Securities and on the execution and delivery of the Transaction Documents (for the avoidance of doubt, any such obligation to indemnify and hold harmless the Selling Shareholder shall exclude any income, IOF, wire transfer or other similar taxes payable by the Selling Shareholder in respect thereof).  All payments to be made by the Company to the International Underwriters or the Brazilian Underwriters under the Transaction Documents shall be made free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed by any Relevant Taxing Jurisdiction unless the Company is compelled by law to deduct or withhold such taxes, duties, assessments or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by each of the International Underwriters and the Brazilian Underwriters after such withholding or deduction shall equal the amounts that would have been received by such persons if no withholding or deduction had been made; provided, however, that no such additional amounts shall be payable: (i) to an International Underwriters or a Brazilian Underwriters to the extent such person is subject to such taxes, duties, assessments or other governmental charges by reason of any present or former connection between such person and the Relevant Taxing Jurisdiction, other than solely from the execution, delivery and performance of the Transaction Documents or the receipt of payments hereunder or thereunder; or (ii) to the extent that the taxes, duties, assessments or other governmental charges would not have been imposed but for the failure of such International Underwriter or Brazilian Underwriter to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the Relevant Taxing Jurisdiction of such International Underwriter or Brazilian Underwriter if such compliance is timely requested by the Company and required or imposed by law as a precondition to an exemption from, or reduction in, such tax, duty, assessment or other governmental charge. If any taxes are collected by deduction or withholding, the Company will provide to the International Underwriters or Brazilian Underwriters, as appropriate, copies of documentation evidencing the payment to the proper authorities of the amount of taxes deducted or withheld.

(r)                                    Agent for Service of Process.  The Company and the Selling Shareholder will maintain, for a period of at least seven years following the date hereof, an agent in the City of New York, State of New York, with powers to receive service of process in any suit or proceeding based on or arising under this Agreement in any state of federal court of the state of New York located in the City and County of New York or in the United States District Court of the Southern District of New York.

(s)                                   Tax Form of Selling Shareholder. The Selling Shareholder will deliver to the Representatives prior to or at Time of Delivery a properly completed and executed United States Treasury Department Form W-8 or W-9, as applicable (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof), in order to facilitate the International Underwriters’ documentation of their compliance with the reporting and withholding provisions of U.S. federal income tax law in respect to the transactions herein contemplated.

(t)                            No Gross-up by the Selling Shareholder.  The International Underwriters and Brazilian Underwriters shall be solely responsible, to the extent they are considered the taxpayer under the applicable  law, for payments of  any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or on behalf of any applicable taxing jurisdiction on the payments due by the Selling Shareholder to the International Underwriters and Brazilian Underwriters under the Transaction Documents; provided that if the Selling Shareholder incurs such taxes, duties, assessments or governmental charges (or if the Selling Shareholder is otherwise required to withhold or deduct under applicable law from amounts otherwise due to the International Underwriters or the Brazilian Underwriters by the Selling Shareholder), the Selling Shareholder may withhold from any payment due to the International Underwriters or the Brazilian Underwriters an amount equivalent to such taxes, duties, assessments or governmental charges (or such amount the Selling Shareholder is otherwise required to withhold or deduct under applicable law) and the Selling Shareholder will not pay any additional amount in relation thereto. If the Selling Shareholder (as applicable) does not so withhold with respect to payments made to the International Underwriters, the International Underwriters shall promptly on demand reimburse, severally and not jointly on a pro rata basis based on the number of Offered ADSs which such International Underwriter agreed to purchase hereunder, the Selling Shareholder for any such taxes, duties, assessments or governmental charges. For the avoidance of doubt, no additional amounts shall be paid by the Selling Shareholder to the International Underwriters in respect of the 15% Brazilian tax imposed on the fees payable to the International Underwriters, and if the Selling Shareholder is required to pay such taxes directly, the International Underwriters shall promptly reimburse, severally and not jointly, the Selling Shareholder for such taxes on a pro rata basis (based on the number of Offered ADSs which such International Underwriter agreed to purchase hereunder).

(u)                                 IP License. The Company hereby grants to each of the International Underwriters and Brazilian Underwriters a non-exclusive, non-transferable, non-sub-licensable, royalty free license to use the Company’s trademarks, servicemarks and corporate logo on the International Underwriters’ and Brazilian

Underwriters’ website, solely for the purpose of facilitating the on-line offering of the Offered Securities, in conformity with the Company’s marketing guidelines.

6.                                      Free Writing Prospectuses. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; each International Underwriter severally and not jointly represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented by the Company and the Representatives is listed on Schedule B(a) hereto.

(b)                                 The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Section 5(d) Communications, other than Section 5(d) Communications with the prior consent of the Representatives with entities that are qualified institutional buyers as defined in Rule 144A under the Securities Act or institutions that are accredited investors as defined in Rule 501(a) under the Securities Act; and (ii) it has not distributed, or authorized any other person to distribute, any Section 5(d) Writings, other than those distributed with the prior consent of the Representatives that are listed on Schedule C(b) hereto; and the Company reconfirms that the International Underwriters have been authorized to act on its behalf in engaging in Section 5(d) Communications;

(c)                                  The Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic “road show” presentation as defined in Rule 433(h) under the Securities Act (a “road show”).

(d)                                 The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Section 5(d) Writing any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Section 5(d) Writing would conflict with the information in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each International Underwriter an Issuer Free Writing Prospectus, Section 5(d) Writing or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Section 5(d) Writing made in reliance upon and in conformity with the Underwriter Information.

7.                                      Payment of Certain Expenses by the Company.  Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated and to the extent not paid pursuant to the Brazilian Underwriting Agreement, the Company covenants and agree with the several International Underwriters that the Company will pay or cause to be paid all costs and expenses incident to the performance of the Company’s obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, placement, sale, preparation and delivery, as applicable, of the Offered Securities and any taxes payable in that connection, including any amounts payable to the ADS Depositary in connection therewith; (ii) the costs incident to the preparation, printing and filing under the Securities Act or the Exchange Act, as the case may be, of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Section 5(D) Writing any Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants and the fees and expenses of the International Underwriters’ counsel (it being understood that the fees and expenses of counsel to the Selling Shareholder shall be borne exclusively by the Selling Shareholder); (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for registration of the ADSs under the state or foreign securities or blue sky laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky memorandum (including the related fees and expenses of counsel for the International Underwriters incurred in connection with this item); (vi) the cost of preparing stock certificates, if any; (vii) the costs and charges of any transfer agent and any registrar; (viii) all expenses and the filing fee payable to FINRA (and the other fees and expenses reasonably incurred in connection with any filing with, and clearance of the offering by, FINRA (including the related fees and expenses of counsel for the International Underwriters; (ix) in connection with any “road show” presentation, (a) flight expenses upon prior express written approval on a per person basis by e-mail by Mr. Alberto Menache or Mr. Alexandre Kelemen (except for flight expenses of the Selling Shareholder, which shall be borne exclusively by the Selling Shareholder) and (b) meal expenses not to exceed a daily aggregate amount of US$100.00 per person/per day in the United States and R$100.00 in Brazil (except for meal expenses of the Selling Shareholder, which shall be borne exclusively by the Selling Shareholder); (x) the Global Offering registration fees payable to the CVM, the B3 and ANBIMA; and (xi) all expenses and application fees related to the clearance of the offering with the Exchange and the B3; provided that the Company shall not be responsible for paying any fees incurred by a defaulting International Underwriter pursuant to Section 10 hereof.

8.                                      Conditions to the Underwriters’ Obligations. The several obligations of the International Underwriters hereunder, to purchase and pay for the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholder herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholder shall have performed all of its obligations hereunder and the Brazilian Underwriting Agreement theretofore to be performed, and the following additional conditions precedent, in addition to any other conditions precedent set forth by the Brazilian Underwriting Agreement:

(a)                                 Registration Compliance. No Stop Order. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the rules and regulations under the Securities Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Eastern Time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof, or the ADS Registration Statement, shall have been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus, any Issuer Free Writing Prospectus or the ADS Registration Statement shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives reasonable satisfaction.

(b)                                 Opinion and Negative Assurance Letter of U.S. Counsel for the International Underwriters and Brazilian Underwriters. Simpson Thacher & Bartlett LLP, U.S. counsel for the International Underwriters and Brazilian Underwriters, shall have furnished to the Representatives their written legal opinion and negative assurance letter, each dated as of such Time of Delivery, in form and substance reasonably satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(c)                                  Opinion and Negative Assurance Letter of Brazilian Counsel for the International Underwriters and Brazilian Underwriters. Pinheiro Guimarães, as Brazilian counsel for the International Underwriters and Brazilian Underwriters, shall have furnished to the Representatives their written legal opinion and negative assurance letter, dated as of such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(d)                                 Opinion and Negative Assurance Letter of U.S. Counsel for the Company. White & Case LLP, as U.S. counsel for the Company, shall have furnished to the Representatives their written legal opinion and negative assurance letter, each dated as of such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(e)                                  Opinion and Negative Assurance Letter of Brazilian Counsel for the Company. Pinheiro Neto Advogados, as Brazilian counsel for the Company, shall have furnished to the Representatives their written legal opinion and negative assurance letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(f)                                   Opinion of U.S. Counsel for the Selling Shareholder. Cleary Gottlieb Steen & Hamilton LLP, as U.S. counsel for the Selling Shareholder, shall have furnished to the Representatives their written legal opinion, each dated as of such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(g)                                  Opinion of Brazilian Counsel for the Selling Shareholder. The Superintendent of the Legal Division of the Selling Shareholder, as chief general legal counsel for the Selling Shareholder, shall have furnished to the Representatives his written legal opinion, each dated as of such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(h)                                 Opinion of Counsel for the ADS Depositary. Emmet, Marvin & Martin, LLP, U.S. counsel for the ADS Depositary, shall have furnished to the Representatives their written legal opinion, dated as of such Time of Delivery, in form and substance satisfactory to the Representatives.

(i)                                     Comfort Letters. On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:00 a.m., Eastern Time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young Auditores Independentes S.S shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in each of the Registration Statement, Pricing Prospectus, the Prospectus and any post-effective amendment, provided that such comfort letters delivered on the Time of Delivery shall use a cut-off date no more than three Business Days prior to any Time of Delivery, as the case may be.

(j)                                    No Material Adverse Change. (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the share capital (other than as a result of (a) the exercise of options, restricted share units or other equity awards or the award of options, restricted share units or restricted shares in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus, (b) the repurchase of shares by the Company pursuant to any contractual arrangement that provides for the repurchase of the Company securities as described in the Pricing Prospectus and the Prospectus or (c) the issuance of shares upon conversion of Company securities as described in the Pricing Prospectus and the Prospectus) or long-term debt (other regular payments pursuant to disclosure in or contemplated by the Pricing Prospectus) or any Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Offered ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in each of the Pricing Prospectus and the Prospectus.

(k)                                 No Major Disruptions to Financial Markets. On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange or the B3; (iii) a general moratorium on commercial banking activities declared by either U.S.

federal, New York State or Brazilian authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Brazil; (iv) the outbreak or escalation of hostilities or act of terrorism involving the United States or Brazil or the declaration by the United States or Brazil of a national emergency or war, if the effect of any such event in the Representatives judgment makes it impracticable or inadvisable to proceed with the public offering or the delivery of any of the Offered Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in each of the Pricing Prospectus and the Prospectus, or (v) the occurrence of any other calamity or crisis or any change in financial, political, economic conditions or currency exchange rates or exchange controls in the United States, Brazil or elsewhere, if the effect of any such event in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of any of the Offered ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in each of the Pricing Prospectus and the Prospectus.

(l)                                     Exchange Listing. The ADSs to be sold at such Time of Delivery shall have been duly listed, admitted and authorized for trading on the Exchange and the Company shall have taken no action designed or likely to have the effect of terminating the registration of the ADSs under the Exchange Act or delisting the ADSs from the Exchange, nor shall the Company have received any notification that the Commission or the Exchange is contemplating terminating such registration or listing.

(m)                             Issuance of ADSs and ADRs. The ADS Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with its custodian of the Underlying Shares being so deposited against issuance of ADSs, as may be evidenced by ADRs, to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADSs, as may be evidenced by ADRs, pursuant to the ADS Deposit Agreement.

(n)                                 No Objections from FINRA. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements relating to the offering of the ADSs.

(o)                                 Lock-up Agreements. The Company shall have obtained and delivered to the Representatives executed copies of a lock-up agreement from each of the Company’s officers and directors, substantially in the form of Exhibit A hereto. The Selling Shareholder shall have delivered to the International Underwriters executed copy of a lock-up agreement from an duly authorized officer of the Selling Shareholder, substantially in the form of Exhibit A hereto.

(p)                                 Corporate Authorizations of the Company and Selling Shareholder.  On or before the First Time of Delivery, the Representatives shall have received copies of the minutes of meetings of shareholders, directors or officers of the Company and the Selling Shareholder, as applicable, duly authorizing (i) underwriting and/or placement of the Offered Securities by the International Underwriters and the Brazilian Underwriters; and (ii) the execution and delivery of any other documents related to the offering and the actions to be taken thereunder.

(q)                                 Approvals and Consents of the Company and the Selling Shareholder.  On or before the Time of Delivery, the Company and the Selling Shareholder shall have received all approvals and consents necessary for the (i) underwriting and/or placement of the Offered Securities by the International Underwriters and the Brazilian Underwriters and (ii) execution and delivery and performance of any documents related to the offering.

(r)                                    Process Agent.  The Company and the Selling Shareholder shall have appointed Cogency Global Inc. as its authorized service of process agent as set forth in Section 18.

(s)                                   Furnishing of Prospectus. The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the Business Day next succeeding the date of this Agreement.

(t)                                    Officers’ Certificates from the Company. The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of the chief executive officer and chief financial officer of the Company, substantially in the form of Exhibit B hereto.

(u)                                 Officers’ Certificate from the Selling Shareholder.  The Selling Shareholder shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of two authorized officers of the Selling Shareholder, substantially in the form of Exhibit C hereto.

(v)                                 Incumbency Certificate from the Company.  The Representatives shall have received an incumbency certificate, dated as of each Time of Delivery, of two authorized officers of the Company, substantially in the form of Exhibit D hereto, stating on behalf of the Company the incumbency of the officers or representatives of the Company signing this Agreement and any certificates on behalf of the Company.

(w)                               Incumbency Certificate from the Selling Shareholder.  The Representatives shall have received an incumbency certificate, dated as of each Time of Delivery, of the chief general legal counsel of the Selling Shareholder, substantially in the form of Exhibit E hereto, stating on behalf of the Selling Shareholder the incumbency of the officers or representatives of the Selling Shareholder signing this Agreement and any certificates on behalf of the Selling Shareholder.

(x) Additional Documents. The Company shall have furnished or caused to be furnished to the Representatives, at such Time of Delivery, such additional information, certificates, opinions or documents as the Representatives may reasonably request; and

(y) Transaction Documents. The parties to (i) this Agreement, (ii) the lock-up agreements each substantially in the form of Exhibit A hereto, between the Representatives, and certain officers, directors and the Selling Shareholder, relating to the sales and certain other dispositions of the common shares of the Company (including Offered ADSs and the Offered Shares), delivered to the Representatives on or before the date hereof (collectively, the “Lock-up Agreements”), (iii) the Brazilian Underwriting Agreement, (iv) the ADS Deposit Agreement and (v) the Brazilian stabilization agreement (Contrato de Prestação de Serviços de Estabililização de Preço de Ações Ordinárias de Emissão de Linx S.A.) (the “Brazilian Stabilization Agreement”) (collectively, the “Transaction Documents”), shall have executed and delivered all such documents, which shall be in full force and effect on each Time of Delivery, as the case may be.

The Company and the Selling Shareholder will furnish the International Underwriters with such conformed copies of such opinions, certificates, letters and documents as the International Underwriters reasonably request.  The International Underwriters may in their sole discretion waive compliance with any conditions to the obligations of the International Underwriters hereunder.

9.                                      Indemnification and Contribution.  (a) The Company agrees to indemnify and hold harmless each International Underwriter, its Affiliates, directors and officers and each person, if any, who controls such International Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities (including, without limitation, taxes, legal fees and other expenses, including expenses caused by exchange rate variation, incurred in connection with investigating or defending any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which such International Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “road show”, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Section 5(d) Writing or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter for any legal or other expenses reasonably incurred by such International Underwriter in connection with investigating or defending any such action or claim described in the foregoing clauses (i) and (ii) as such expenses are incurred; provided, however, that the Company shall not be liable in respect of claims described in the foregoing clauses (i) and (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS

Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Section 5(d) Writing, in reliance upon and in conformity with the Underwriter Information.

(b)                                 The Selling Shareholder, agrees to indemnify and hold harmless each International Underwriter, its Affiliates, directors and officers and each person, if any, who controls such International Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities (including, without limitation, taxes, legal fees and other expenses, including expenses caused by exchange rate variation, incurred in connection with investigating or defending any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which such International Underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “road show”, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Section 5(d) Writing or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each International Underwriter for any legal or other expenses reasonably incurred by such International Underwriter in connection with investigating or defending any such action or claim described in the foregoing clauses (i) and (ii) as such expenses are incurred; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in reliance upon and in conformity with information relating to the Selling Shareholder furnished in writing by the Selling Shareholder to the Company expressly for use in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, it being understood and agreed that the only such information concerning the Selling Shareholder furnished in writing by or on behalf of the Selling Shareholder consists solely of the Selling Shareholder’s corresponding Selling Shareholder Information, provided, further, that the Selling Shareholder’s liability under this Agreement shall not, in the aggregate, exceed an amount equal to the net proceeds (after underwriting discounts but before expenses and taxes) received by the Selling Shareholder from the offering and sale of its Offered Securities contemplated hereunder.

(c)                                  Each International Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and the Selling Shareholder and their respective directors and officers and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities (including, without limitation, taxes, legal fees and other expenses, including expenses caused by exchange rate variation, incurred in connection with investigating or defending any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) to which the Company and the Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any “road show” or any Section 5(d) Writing, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any “road show” or any Section 5(d) Writing, in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and the Selling Shareholder for any legal or other expenses reasonably incurred by the Company and the Selling Shareholder in connection with investigating or defending any such action or claim described in the foregoing clauses (i) and (ii) as such expenses are incurred. As used in this Agreement with respect to an International Underwriter, “Underwriter Information” shall mean the written information furnished to the Company and the Selling Shareholder by such International Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any International Underwriter consists of the following information in the

Prospectus furnished on behalf of each International Underwriter: (i) the statements set forth under the caption “Underwriting—Price Stabilization and Short Positions” in each of the Preliminary Prospectus, Pricing Prospectus, and the Prospectus; and (ii) the list of Underwriters and their respective participation in the sale of the Offered ADSs and placement of Common Shares under the caption “Underwriting” in each of the Preliminary Prospectus, Pricing Prospectus, and the Prospectus.

(d)                                 The Company agrees to indemnify and hold harmless the Selling Shareholder, its Affiliates, directors and officers and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities (including, without limitation, taxes, legal fees and other expenses, including expenses caused by exchange rate variation, incurred in connection with investigating or defending any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, to which the Selling Shareholder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “road show”, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Securities Act, or any Section 5(d) Writing or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Selling Shareholder for any legal or other expenses reasonably incurred by the Selling Shareholder in connection with investigating or defending any such action or claim described in the foregoing clauses (i) and (ii) as such expenses are incurred; provided, however, that the Company shall not be liable in respect of claims described in the foregoing clauses (i) and (ii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Disclosure Package or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Section 5(d) Writing, in reliance upon and in conformity with the Underwriter Information or with the Selling Shareholder Information.

(e)                                  Promptly after receipt by an indemnified party under subsection (a), (b) (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, promptly notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), to represent the indemnified party in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party, (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party, or (iv) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the indemnifying party to reimburse it for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the indemnifying party of the aforesaid request and (ii) the indemnifying party shall not have reimbursed the relevant indemnified party in accordance with such request prior to the date of such settlement.

(f)                                   Contribution(g)          . If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the International Underwriters on the other from the offering of the Offered Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and the International Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the International Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Offered Securities (before deducting expenses) received by the Company and the Selling Shareholder bear to the total underwriting discounts and commissions received by the International Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and Selling Shareholder on the one hand and of the International Underwriters on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the International Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the International Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the International Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), (i) no International Underwriter shall be required to contribute any amount in excess of the amount by which (x) the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds (y) the amount of any damages which such International Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Shareholder’s shall not be required to contribute any amount in excess of the amount by which (x) the net proceeds (after underwriting discounts but before expenses and taxes) received by the Selling Shareholder from the offering and sale of its Offered Securities contemplated hereunder exceeds (y) the amount of any damages which the Selling Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(h)                                 Non-Exclusive Remedies. The obligations of the Company and the Selling Shareholder, severally and not jointly, under this Section 9 shall be in addition to any liability which the Company or the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of an International Underwriter, each person, if any, who controls any International Underwriter within the meaning of the Securities Act or the Exchange Act and each other affiliate of an Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Selling Shareholder (including any person who with his or her consent, is named in the Registration Statement as about to become a director of the Company or is participating in the transaction, whether as underwriter, agent, advisor, investor or otherwise) and to each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Securities Act or the Exchange Act.

10.                               Defaulting Underwriter. (a)  If any International Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, the non-Defaulting International Underwriters may in their discretion arrange for the purchase of such Offered ADSs by one or all of the non-defaulting Underwriters or other persons satisfactory to the Company. If within thirty-six hours after such default by any International Underwriter the non-defaulting International Underwriters do not arrange for the purchase of such Offered ADSs, then the Company and the Selling Shareholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting International Underwriters to purchase such Offered ADSs on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Shareholder that the Representatives have so arranged for the purchase of such Offered ADSs, or the Company and the Selling Shareholder notifies you that it has so arranged for the purchase of such Offered ADSs, the Representatives or the Company or the Selling Shareholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term “International Underwriter” as used in this Agreement shall include any person substituted under this Section 10 with like effect as if such person had originally been a party to this Agreement with respect to such Offered ADSs.

(b)                                 If, after giving effect to any arrangements for the purchase of the Offered ADSs of a defaulting International Underwriter or International Underwriters by the non-defaulting International Underwriters and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Offered ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Offered ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholder shall have the right to require each non-defaulting International Underwriter to purchase the number of Offered ADSs which such International Underwriter or International Underwriters agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Offered ADSs which such International Underwriter agreed to purchase hereunder) of the Offered ADSs of such defaulting International Underwriter or International Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)                                  If, after giving effect to any arrangements for the purchase of the Offered ADSs of a defaulting International Underwriter or International Underwriters by the non-defaulting International Underwriters and the Company and the Selling Shareholder as provided in subsection (a) above, the aggregate number of such Offered ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all the Offered ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholder shall not exercise the right described in subsection (b) above to require non-defaulting

International Underwriters to purchase Offered ADSs of a defaulting International Underwriter or International Underwriters, then this Agreement (or, with respect to a Second Time of Delivery, the obligations of the International Underwriters to purchase and of the Company and the Selling Shareholder to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting International Underwriter or the Company or the Selling Shareholder, except for the expenses to be borne by the Company, the Selling Shareholder and the International Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting International Underwriter from liability for its default.

11.                               Survival of Certain Representations and Obligations.  The respective indemnities, agreements, representations, warranties and other statements of the Company and the Selling Shareholder or their respective officers and directors and of the several International Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any International Underwriter, the Company, the Selling Shareholder or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities.

12.                               Payment of Expenses.  If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Shareholder shall be under any liability to any International Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Offered Securities are not delivered by or on behalf of the Company or the Selling Shareholder as provided herein, the Company will reimburse the International Underwriters and the Brazilian Underwriters through the Representatives for all out-of-pocket expenses to be paid or reimbursed by it pursuant to Section 7 hereof, including fees and disbursements of counsel, reasonably incurred and duly documented by the International Underwriters in making preparations for the purchase, sale and delivery of the Offered Securities not so delivered, but the Company and the Selling Shareholder shall then be under no further liability to any International Underwriter except as provided in Sections 7 and 9 hereof.

13.                               USA PATRIOT Act. The Company and the Selling Shareholder acknowledge and agree that in accordance with the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the International Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Selling Shareholder, which information may include the name and address of its clients, as well as other information that is reasonably necessary to allow the Agents to properly identify its clients in accordance with the PATRIOT Act.

14.                               Representatives. In all dealings hereunder, you shall act on behalf of each of the International Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any International Underwriter made or given by you jointly, as the Representatives.

15.                               Notices.  All statements, requests, notices and agreements hereunder will be in writing and, if sent to the International Underwriters will be mailed, delivered, telegraphed or sent by e-mail, telex or facsimile transmission to each of you as Representatives at, Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department; (ii) Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Equity Syndicate Desk, with a copy to the Legal Department; (iii) Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel (facsimile: +1 (646) 619-4437), Itau BBA USA Securities, Inc., 540 Madison, 24th Floor, New York, New York 10022, Attention: Steven Hurwitz e-mail: steven.hurwitz@itaubba.com and BofA Securities, Inc., One Bryant Park, New York, NY 10036, Attention: Syndicate Department (facsimile: +1 (646) 855-3073) with a copy to Attention: ECM Legal (facsimile: +1 (212) 230- 8730); if sent to the Company, will be mailed, delivered, telegraphed or sent by e-mail or facsimile transmission to it at Linx S.A., Avenida Doutora Ruth Cardoso, 7,221, São Paulo, SP 05425-902, Brazil, Attention: Mr. Alexandre Romero Silva Kelemen, e-mail: alexandre.kelemen@linx.com.br; and if made to the Selling Shareholder, will be mailed, delivered, telegraphed or sent by e-mail or facsimile transmission to it at [•], Attention: Superintendent of the Capital Markets Division, e-mail: [•]. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

16.                               Successors.  This Agreement shall be binding upon, and inure solely to the benefit of, the International Underwriters, the Company and the Selling Shareholder and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company, the Selling Shareholder and each person who controls the Company, the Selling Shareholder or any International Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Offered Securities from any International Underwriter shall be deemed a successor or assign by reason merely of such purchase.

17.                               Business Day.  Time shall be of the essence of this Agreement.  As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, District of Columbia is open for business.

18.                               Absence of Fiduciary Relationship.  Each of the Company and the Selling Shareholder acknowledge and agree that (i) the purchase and sale of the Offered ADSs or the placement of the Offered Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholder, on the one hand, and the several International Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each International Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Shareholder, (iii) no International Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such International Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters) or any other obligation to the Company or the Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) has consulted its own legal and financial advisors to the extent it deemed appropriate.  Each of the Company and the Selling Shareholder agree that it will not claim that the International Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Shareholder, in connection with such transaction or the process leading thereto.

19.                               Prior Agreements.  This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Shareholder and the International Underwriters, or any of them, with respect to the subject matter hereof.

20.                               Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York.  The transactions contemplated by this Agreement have been proposed by the International Underwriters to the Company and the Selling Shareholder for the purposes of paragraph 2 of Article 9 of Brazilian Decree-Law No. 4,657 dated September 4, 1942, as amended and for no other purpose or reason whatsoever.

21.                               Consent to Jurisdiction and Authorized Agent. The Company and the Selling Shareholder hereby submit to the exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.  Each of the Company and the Selling Shareholder irrevocably and unconditionally waives any objection to the laying of venue of any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in Federal and state courts in the Borough of Manhattan in the City of New York and irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.  Each of the Company and the Selling Shareholder irrevocably appoint Cogency Global Inc., as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or and the Selling Shareholder, by the person serving the same to the address provided in Section 15, shall be deemed in every respect effective service of process upon the Company and the Selling Shareholder in any such suit or proceeding. Each of the Company and the Selling Shareholder further agree to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

22.                               Waiver of Immunity.  To the extent that the Company and the Selling Shareholder or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to the Company or the Selling Shareholder, as the case may be, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any Brazilian, New York or U.S. federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company, the Selling Shareholder or any other matter under or arising out of or in connection with this Agreement, the Company and the Selling Shareholder hereby irrevocably and unconditionally waives or will waive such right to the extent permitted by law, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

23.                               Judgment Currency.  Each reference in this Agreement to U.S. dollars (the “relevant currency”), including by use of the term “US$,” is of the essence. To the fullest extent permitted by law, the obligation of the Company and the Selling Shareholder in respect of any amount due under this Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the business day immediately following the day on which such party receives such payment.  If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Selling Shareholder, as the case may be, will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of the Company or the Selling Shareholder, as the case may be, not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

24.                               WAIVER OF JURY TRIAL.  THE COMPANY, THE SELLING SHAREHOLDER AND EACH OF THE INTERNATIONAL UNDERWRITERS HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

25.                               Counterparts.  This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement b facsimile or e-mail transmission shall constitute valid and sufficient delivery thereof.

26.                               Waiver of Tax Confidentiality.  Notwithstanding anything herein to the contrary, the Company and the Selling Shareholder are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholder relating to that treatment and structure, without the International Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

27.                               Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any International Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such International Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any International Underwriter that is a Covered Entity or a BHC Act Affiliate of such International Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such International Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 27, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

If the foregoing is in accordance with the Company’s and the Selling Shareholder’s understanding, please indicated your acceptance of this Agreement by signing below, and upon the acceptance hereof by the Representatives, on behalf of each of the International Underwriters, this Agreement and such acceptance hereof shall constitute a binding agreement between each of the International Underwriters, the Company and the Selling Shareholder.  It is understood that the Representatives acceptance of this Agreement on behalf of each of the International Underwriters is pursuant to the authority set forth in a form of Agreement among International Underwriters, the form of which shall be submitted to the Company and the Selling Shareholder for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

Goldman Sachs & Co. LLC

By:
Name:
Title:

Morgan Stanley & Co. LLC

By:
Name:
Title:

Jefferies LLC

By:
Name:
Title:

Itau BBA USA Securities, Inc.

By:
Name:
Title:

BofA Securities, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

LINX S.A.

By
Name:
Title:

SELLING SHAREHOLDER

By
Name:
Title:

SCHEDULE A

Underwriter	Total Number of Firm ADSs to be purchased	Corresponding number of Underlying Shares to be purchased in connection with the purchase of the Firm ADSs	Number of Optional ADSs to be purchased if maximum option is exercised	Corresponding number of Underlying Shares to be purchased if maximum option to purchase Optional ADSs is exercised

Goldman Sachs & Co. LLC	[•]	[•]	[•]	[•]

Morgan Stanley & Co. LLC	[•]	[•]	[•]	[•]

Jefferies LLC	[•]	[•]	[•]	[•]

Itau BBA USA Securities, Inc.	[•]	[•]	[•]	[•]

BofA Securities, Inc.	[•]	[•]	[•]	[•]

Total	[•]	[•]	[•]	[•]

SCHEDULE B

(i)                                     Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package: [electronic road show.]

(ii)                                  [Section 5(d) Writing: None.]

(iii)                               Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package:

(a)                                 Pricing Information Provided Orally by the International Underwriters, which consists of:

•                                          The public offering price per ADS is US$[•]; and

•                                          The total number of ADSs purchased is [•].

SCHEDULE C

Selling Party	Total Number of Firm ADSs to be Sold (including Underlying Shares)	Number of Optional ADSs to be Sold (including Underlying Shares)
Linx S.A.	[•]	[•]
BNDES Participações S.A. - BNDESPAR	[•]	[•]

Total	[•]	[•]

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

June 13, 2019

LOCK-UP AGREEMENT

Goldman Sachs & Co. LLC

200 West Street

New York, NY 10282-2198

Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036

Jefferies LLC

520 Madison Avenue
New York, NY 10022

BofA Securities, Inc.

One Bryant Park

New York, NY 10036

Itau BBA USA Securities, Inc.

767 Fifth Avenue, 50th floor

New York, NY 10153

Copy to:

Linx S.A.
Avenida Doutora Ruth Cardoso, 7,221

São Paulo - SP, 05425-902

Brazil

Dear Sirs:

The undersigned understands that you, as Representatives of the International Underwriters, propose to enter into an Underwriting and Placement Facilitation Agreement (the “Underwriting Agreement”) with Linx S.A. (the “Company”), a corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil, providing for the public offering (the “International Offering”) by the International Underwriters, of common shares of the Company (the “International Shares”), in the form of American Depositary Shares (the “ADSs”), each representing one common share. In addition, in connection with a Brazilian underwriting agreement, among the Company and the Brazilian underwriters named therein (the “Brazilian Underwriters”), and the B3 S.A. — Brasil, Bolsa e Balcão, as intervening party (the “Brazilian Underwriting Agreement”), relating to the public sale of common shares of the Company (the “Brazilian Shares” and, together with the International Shares, the “Shares”) in Brazil (together with the International Offering, the “Global Offering”), the undersigned understands that the International Underwriters expect to act as agents (the “Agents”) to the Brazilian Underwriters for the facilitation of the placement of Brazilian Shares outside Brazil. The ADSs and the Shares are collectively referred to as the “Securities.” Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Agents’ agreement to facilitate the placement of the Brazilian Shares and the International Underwriters’ agreement to purchase and conduct the International Offering of the International Shares, in the form of ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, without the prior written consent of the Representatives, on behalf of the International Underwriters and the Agents, the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of each of the Representatives; provided, however, that the foregoing restrictions shall not apply to any offer or sale of Securities pursuant to the Underwriting Agreement and the Brazilian Underwriting Agreement or as otherwise provided herein. In addition, the undersigned agrees that, without the prior written consent of each of the Representatives, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 90 days after the public offering date set forth on the Pricing Disclosure Package used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become parties. Any Securities acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Securities:

(i) as a bona fide gift or gifts, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Agreement since the date hereof (to the extent applicable);

(ii) to an immediate family member or trust for the direct or indirect benefit of the undersigned and/or the immediate family and/or Affiliate (as such term is defined under Rule 405 of the Securities Act) of the undersigned, provided that (a) the transferee agrees to be bound in writing by the terms of this Lock-Up Agreement prior to such transfer and confirms that he, she or it has been in compliance with the terms of this Lock-Up Agreement since the date hereof (to the extent applicable), (b) such transfer shall not involve a disposition for value, and (c) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 or otherwise shall be required or shall be voluntarily made in connection with such transfer;

(iii) to any of its Affiliates, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement;

(iv) in connection with the exercise of stock options received pursuant to a duly approved stock option plan of the Company in force on the date hereof and disclosed in the Pricing Disclosure Package, provided that any shares received in connection with the exercise of such stock options shall remain bound by the terms of this Lock-Up Agreement;

(v) in connection with loans of Common Shares made from time to time (including as of the date hereof) in accordance with CVM Instruction No. 441 of November 10, 2006 necessary for the conduction of stabilization activities related to the Brazilian Offering; or

(vi) with the prior written consent of each Representative.

In addition, notwithstanding the foregoing, this Lock-Up Agreement shall not restrict the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares or ADSs, provided that (i) such plan does not provide for the transfer of Common Shares or ADSs during the Lock-up Period and (ii)

neither the Company nor the undersigned shall effect any public filing or report regarding the establishment of such trading plan.

The restrictions of this Lock-Up Agreement shall apply to any issuer-directed Securities acquired by the undersigned in the public offering pursuant to the Company’s directed share program, if any.

In furtherance of the foregoing, the Company and its transfer agent, registrar and depositary are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned.  This Lock-Up Agreement shall automatically terminate, and the undersigned will be released from all obligations hereunder, upon the earliest to occur, if any, of (a) the date on which the Company files an application to withdraw the Registration Statement with the SEC, (b) the date on which each of the Representatives, advises the Company in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Global Offering, (c) termination of the Underwriting Agreement before the closing of the Global Offering or (d) July 1, 2019, in the event that the Underwriting Agreement has not been executed by such date.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Name:
Position:

EXHIBIT B

FORM OF COMPANY’S OFFICERS CERTIFICATE

This closing certificate is being delivered pursuant to Section 8 of the International Underwriting and Placement Facilitation Agreement dated June [25], 2019 (the “Agreement”) among Linx S.A. (the “Company”), BNDES Participações S.A. - BNDESPAR (the “Selling Shareholder”), Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Jefferies LLC, Itau BBA USA Securities, Inc. and BofA Securities, Inc.

The undersigned, [•] and [•], being, respectively, the chief executive officer and vice president of finance and investor relations of the Company, hereby certify on behalf of the Company that:

(i)                                     subsequent to the date of the most recent financial statements in each of the Preliminary Prospectus, the Pricing Disclosure Package and the Prospectus, there has been no material adverse change or effect, in or affecting the condition (financial or otherwise), business, prospects, properties, management or results of operations of the Company and its subsidiaries, taken as a whole, except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; (ii)             the representations and warranties of the Company set forth in the Agreement and the Brazilian Underwriting Agreement are true, complete and correct on and as of the date hereof, with the same effect as if made herein on the date hereof; and

(iii)                               the Company has complied with all the agreements and satisfied all the conditions to be performed or satisfied by the Company under the Agreement and the Brazilian Underwriting Agreement at or prior to the date hereof.

Terms used and not otherwise defined herein shall have the meaning given to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this certificate on                , 2019.

By:		By:
Name:	[•]	Name:	[•]
Title:	Chief Executive Officer	Title:	Vice President of Finance and Investor Relations

EXHIBIT C

FORM OF SELLING SHAREHOLDER’S OFFICERS CERTIFICATE

This closing certificate is being delivered pursuant to Section 8 of the International Underwriting and Placement Facilitation Agreement dated June [25], 2019 (the “Agreement”) among Linx S.A. (the “Company”), BNDES Participações S.A. - BNDESPAR (the “Selling Shareholder”), Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Jefferies LLC, Itau BBA USA Securities, Inc. and BofA Securities, Inc.

The undersigned, [•] and [•], being, respectively, the [•] and [•] of the Selling Shareholder, hereby certify on behalf of the Selling Shareholder that:

(ii)                                  the representations and warranties of the Selling Shareholder set forth in the Agreement and the Brazilian Underwriting Agreement are true, complete and correct on and as of the date hereof, with the same effect as if made herein on the date hereof; and

(iii)                               the Selling Shareholder has complied with all the agreements and satisfied all the conditions to be performed or satisfied by the Company under the Agreement and the Brazilian Underwriting Agreement at or prior to the date hereof.

Terms used and not otherwise defined herein shall have the meaning given to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this certificate on                , 2019.

By:		By:
Name:	[•]	Name:	[•]
Title:	[•]	Title:	[•]

EXHIBIT D

FORM OF COMPANY’S INCUMBENCY CERTIFICATE

This incumbency certificate is being delivered pursuant to Section 8 of the International Underwriting and Placement Facilitation Agreement dated June [25], 2019 (the “Agreement”) among Linx S.A. (the “Company”), BNDES Participações S.A. - BNDESPAR (the “Selling Shareholder”), Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Jefferies LLC, Itau BBA USA Securities, Inc. and BofA Securities, Inc.

The undersigned, [•] and [•], being, respectively, [•] and [•] of the Company, hereby certify on behalf of the Company that they are the duly elected, qualified and acting [•]and [•] of the Company and that they are authorized to execute this certificate on behalf of the Company.  The undersigned do further hereby certify on behalf of the Company that:

(i)                                     attached hereto as Exhibit A is a true, correct and complete copy of the Estatuto Social, as amended, of the Company, as in full force and effect, and no amendment thereto has been adopted or filed and no action has been taken by the Company or its shareholders, directors or officers in contemplation of the filing of such amendment;

(ii)                                  attached hereto as Exhibit B are true, correct and complete copies of the resolutions adopted by the Board of Directors of the Company in connection with the offering of the Offered Securities; such resolutions, which constitute all of the resolutions of the Board of Directors of the Company adopted in connection with the transactions contemplated by the Agreement and the Brazilian Underwriting Agreement, have not been amended, modified, revoked or rescinded, and remain in full force and effect;

(iii)                               no proceeding for the dissolution, merger, consolidation or liquidation of the Company or for the sale of all or substantially all of its assets is pending or, to the best of the undersigned’s knowledge, threatened, and no such proceeding is contemplated by the Company;

(iv)                              Each of the persons listed below is duly elected to, qualified and acting in the office(s) of the Company set forth below opposite such person’s name and that the signature set forth opposite such person’s name and office(s) is the genuine signature of such person.  Each such person listed below has been authorized by the Company to act for and on behalf of the Company with respect to the transactions contemplated by the Agreement.

Name	Title	Signature

[•]	Chief Executive Officer

[•]	Vice President of Finance and Investor Relations

(v)                                 The minutes, records and other documents of the Company made available to White & Case LLP, Simpson Thacher & Bartlett LLP, Pinheiro Neto Advogados and Pinheiro Guimarães were true, correct and complete in all respects. There have been no material changes, additions or alterations in said minutes, records and other documents that have not been disclosed to White & Case LLP, Simpson Thacher & Bartlett LLP, Pinheiro Neto Advogados and Pinheiro Guimarães in writing.

Terms used and not otherwise defined herein shall have the meaning given to them in the Agreement.

IN WITNESS WHEREOF, the undersigned have executed this certificate on                , 2019.

By:		By:
Name:	[•]	Name:	[•]
Title:	[•]	Title:	[•]

EXHIBIT E

FORM OF SELLING SHAREHOLDER’S INCUMBENCY CERTIFICATE

This incumbency certificate is being delivered pursuant to Section 8 of the International Underwriting and Placement Facilitation Agreement dated June [25], 2019 (the “Agreement”) among Linx S.A. (the “Company”), BNDES Participações S.A. - BNDESPAR (the “Selling Shareholder”), Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Jefferies LLC, Itau BBA USA Securities, Inc. and BofA Securities, Inc.

The undersigned, [•], being the Chief General Legal Counsel of the Selling Shareholder, hereby certify on behalf of the Selling Shareholder that he is the duly elected, qualified and acting Chief General Legal Counsel of the Selling Shareholder and that he is authorized to execute this certificate on behalf of the Selling Shareholder. The undersigned does further hereby certify on behalf of the Selling Shareholder that:

(i)                                     attached hereto as Exhibit A is a true, correct and complete copy of the Estatuto Social, as amended, of the Selling Shareholder, as in full force and effect, and no amendment thereto has been adopted or filed and no action has been taken by the Selling Shareholder or its shareholders, directors or officers in contemplation of the filing of such amendment;

(ii)                                  attached hereto as Exhibit B are true, correct and complete copies of the resolutions adopted by the Board of Executive Officers of the Selling Shareholder in connection with the offering of the Offered Securities; such resolutions, which constitute all of the resolutions of the Board of Executive Officers of the Selling Shareholder adopted in connection with the transactions contemplated by the Agreement and the Brazilian Underwriting Agreement, have not been amended, modified, revoked or rescinded, and remain in full force and effect;

(iii)                               no proceeding for the dissolution, merger, consolidation or liquidation of the Selling Shareholder or for the sale of all or substantially all of its assets is pending or, to the best of the undersigned’s knowledge, threatened, and no such proceeding is contemplated by the Selling Shareholder;

(iv)                              each of the persons listed below is duly elected to, qualified and acting in the office(s) of the Selling Shareholder set forth below opposite such person’s name and that the signature set forth opposite such person’s name and office(s) is the genuine signature of such person.  Each such person listed below has been authorized by the Selling Shareholder to act for and on behalf of the Selling Shareholder with respect to the transactions contemplated by the Agreement; and

Name	Title	Signature

[•]	[•]

[•]	[•]

(v)                                 The minutes, records and other documents of the Selling Shareholder made available to Cleary Gottlieb Steen & Hamilton LLP, White & Case LLP, Simpson Thacher & Bartlett LLP, Pinheiro Neto Advogados and Pinheiro Guimarães were true, correct and complete in all respects. There have been no material changes, additions or alterations in said minutes, records and other documents that have not been disclosed to Cleary Gottlieb Steen & Hamilton LLP, White & Case LLP, Simpson Thacher & Bartlett LLP, Pinheiro Neto Advogados and Pinheiro Guimarães in writing.

Terms used and not otherwise defined herein shall have the meaning given to them in the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this certificate on                , 2019.

By:
Name:	[•]
Title:	Chief General Legal Counsel